EXHIBIT 99.1

                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

            This Mortgage Loan Purchase and Sale Agreement (this "Agreement") is dated and effective as of June 1, 2008, between Bank of America, National Association, as seller (the "Seller" or "Bank of America"), and Banc of America Commercial Mortgage Inc., as purchaser (the "Purchaser" or "BACM").

            The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Schedule I (the "Mortgage Loan Schedule"), except that the Seller will retain the master servicing rights (the "Servicing Rights") with regard to the Mortgage Loans in its capacity as Master Servicer (as defined below) and shall enter into certain Sub-Servicing Agreements with Sub-Servicers, all as contemplated in the Pooling and Servicing Agreement (as defined below).

            The Purchaser intends to transfer or cause the transfer of: (i) the Mortgage Loans and (ii) certain mortgage loans transferred by BCRE to the Purchaser pursuant to a mortgage loan purchase and sale agreement, dated as of the date hereof between BCRE and the Purchaser, to a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement (as defined below). Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of commercial mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and/or Moody's Investors Service, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Offered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of June 1, 2008 (the "Pooling and Servicing Agreement"), among BACM, as depositor, Bank of America, National Association, as master servicer (the "Master Servicer"), CWCapital Asset Management, LLC, as special servicer (the "Special Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and LaSalle Bank National Association, as certificate administrator (in such capacity, the "Certificate Administrator") and as REMIC administrator. Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

            BACM intends to sell the Offered Certificates to Banc of America Securities LLC ("BAS"), Barclays Capital Inc. ("Barclays"), and Citigroup Global Markets Inc. ("Citigroup" and, collectively with BAS and Barclays, the "Underwriters") pursuant to an underwriting agreement, dated as of June 19, 2008 (the "Underwriting Agreement"). BACM intends to sell the remaining Classes of Certificates (the "Non-Offered Certificates") to BAS and Barclays, as initial purchasers (together, the "Initial Purchasers"), pursuant to a certificate purchase agreement, dated as of June 19, 2008 (the "Certificate Purchase Agreement"), among BACM, BAS and Barclays. The Offered Certificates are more fully described in the prospectus dated June 19, 2008 (the "Base Prospectus"), and the supplement to the Base Prospectus dated June 19, 2008 (the "Prospectus Supplement"; and, together with the Base Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The privately offered Non-Offered Certificates are more fully described in a private placement memorandum, dated June 19, 2008 (the "Memorandum"), as it may be amended or supplemented at any time hereafter.

            The Seller will indemnify the Underwriters, the Initial Purchasers and certain related parties with respect to certain disclosure regarding the Mortgage Loans and contained in the Prospectus, the Memorandum and certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated as of June 19, 2008 (the "Indemnification Agreement"), among the Seller, the Purchaser, the Underwriters and the Initial Purchasers.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase and Sell.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans. The closing for the purchase and sale of the Mortgage Loans shall take place on the Closing Date. The purchase price for the Mortgage Loans shall be an amount agreed upon by the parties in a separate writing, which amount includes interest accrued on the Mortgage Loans after the Cut-off Date and takes into account credits, sales concessions, any related Interest Deposit Amount and such other adjustments as agreed to between the parties in a separate writing, which amount shall be payable on or about June 27, 2008 in immediately available funds. The Purchaser shall be entitled to all interest accrued on the Mortgage Loans on and after the Cut-off Date and all principal payments received on the Mortgage Loans after the Cut-off Date except for principal and interest payments due and payable on the Mortgage Loans on or before the Cut-off Date, which shall belong to the Seller.

            SECTION 2. Conveyance of the Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction of the other conditions set forth herein, the Seller will transfer, assign, set over and otherwise convey to the Purchaser, without recourse, but subject to the terms and conditions of this Agreement, all the right, title and interest of the Seller in and to the Mortgage Loans (other than the Servicing Rights), including without limitation all principal and interest due on or with respect to the Mortgage Loans after the Cut-off Date, together with Bank of America's right, title and interest in and to any related insurance policies and all other documents in the related Mortgage Files.

            (b) The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date (other than scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date and collected after the Cut-off Date, which shall belong and be promptly remitted to the Seller).

            (c) On or before the Closing Date or within the time periods specified in Section 2.01 of the Pooling and Servicing Agreement, the Seller shall deliver or cause to be delivered to the Purchaser or, if so directed by the Purchaser, to the Trustee or a custodian designated by the Trustee (a "Custodian"), the documents, instruments and agreements required to be delivered by the Purchaser to the Trustee under Section 2.01 of the Pooling and Servicing Agreement, and meeting all the requirements of such Section 2.01, and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request.

            (d) The Seller hereby represents that it has, on behalf of the Purchaser, delivered or caused to be delivered to the Trustee the Mortgage File for each Mortgage Loan. All Mortgage Files delivered prior to the Closing Date will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the documents set forth in the definition of Mortgage File under the Pooling and Servicing Agreement.

            (e) If the Seller is unable to deliver or cause the delivery of any original Mortgage Note, it may deliver a copy of such Mortgage Note, together with a lost note affidavit, and indemnity, and shall thereby be deemed to have satisfied the document delivery requirements of Section 2(c). If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iii), (vi), (viii) and (x) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, with evidence of recording or filing (if applicable, and as the case may be) thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as the case may be, so long as a copy of such document or instrument, certified by the Seller as being a copy of the document deposited for recording or filing, has been delivered, and then subject to the requirements of Section 4(d), the delivery requirements of Section 2(c) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot or does not so deliver, or cause to be delivered, as to any Mortgage Loan, the original of any of the documents and/or instruments referred to in clauses (iv) and (v) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, because such document or instrument has been delivered for recording or filing, as the case may be, then subject to Section 4(d), the delivery requirements of Section 2(c) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the Title Policy solely because such policy has not yet been issued, the delivery requirements of Section 2(c) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Seller, shall have delivered to the Trustee or a Custodian appointed thereby, on or before the Closing Date, a binding commitment for title insurance "marked-up" at the closing of such Mortgage Loan countersigned by the related title company or its authorized agent.

            (f) [Reserved].

            (g) In connection with its assignment of the Mortgage Loans hereunder, the Seller hereby expressly assigns to or at the direction of the Depositor to the Trustee for the benefit of the Certificateholders any and all rights it may have with respect to representations and warranties made by a third party originator with respect to any Mortgage Loan under the mortgage loan purchase agreement between the Seller and such third party originator that originated such Mortgage Loan pursuant to which the Seller originally acquired such Mortgage Loan from such third party originator.

            (h) If and when the Seller is notified of or discovers any error in the Mortgage Loan Schedule attached to this Agreement as to which a Mortgage Loan is affected, the Seller shall promptly amend the Mortgage Loan Schedule and distribute such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement; provided, however, the correction or amendment of the Mortgage Loan Schedule by itself shall not be deemed to be a cure of a Material Breach.

            (i) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration referred to in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan).

            SECTION 3. Examination of Mortgage Files and Due Diligence Review.

            The Seller shall reasonably cooperate with an examination of the Mortgage Files and Servicing Files for the Mortgage Loans that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of such Mortgage Files and/or Servicing Files shall not affect the Purchaser's (or any other specified beneficiary's) right to pursue any remedy available hereunder for a breach of the Seller's representations and warranties set forth in Section 4, subject to the terms and conditions of Section 4(c).

            SECTION 4. Representations, Warranties and Covenants of the Seller.

            (a) The Seller hereby represents and warrants to and for the benefit of the Purchaser as of the Closing Date that:

            (i) The Seller is a national banking association, duly authorized, validly existing and in good standing under the laws of the United States of America.

            (ii) The execution and delivery of this Agreement by the Seller, and the performance of Seller's obligations under this Agreement, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default or breach, in the Seller's good faith and commercially reasonable judgment is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or its financial condition.

            (iii) The Seller has the full power and authority to enter into and perform its obligations under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws affecting the enforcement of creditors' rights generally and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vi) No litigation is pending with regard to which the Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller which if determined adversely to the Seller would prohibit the Seller from entering into this Agreement, or in the Seller's good faith and reasonable judgment, would be likely to materially and adversely affect either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings and recordings of loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (b) The Seller hereby makes the representations and warranties contained in Schedule II (subject to any exceptions thereto listed on Schedule
IIA) to and for the benefit of the Purchaser as of the Closing Date (or as of such other dates specifically provided in the particular representation and warranty), with respect to (and solely with respect to) each Mortgage Loan.

            (c) Upon discovery of any Material Breach or Material Document Defect, the Purchaser or its designee shall notify the Seller thereof in writing and request that the Seller correct or cure such Material Breach or Material Document Defect. Within 90 days of the earlier of discovery or receipt of written notice by the Seller that there has been a Material Breach or a Material Document Defect (such 90-day period, the "Initial Resolution Period"), the Seller shall (i) cure such Material Breach or Material Document Defect, as the case may be, in all material respects or (ii) repurchase each affected Mortgage Loan or REO Loan (each, a "Defective Mortgage Loan") at the related Purchase Price in accordance with the terms hereof and, if applicable, the terms of the Pooling and Servicing Agreement, with payment to be made in accordance with the reasonable directions of the Purchaser; provided that if the Seller certifies in writing to the Purchaser (i) that, as evidenced by an accompanying Opinion of Counsel, any such Material Breach or Material Document Defect, as the case may be, does not and will not cause the Defective Mortgage Loan, to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, (ii) that such Material Breach or Material Document Defect, as the case may be, is capable of being corrected or cured but not within the applicable Initial Resolution Period, (iii) that the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and (iv) that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be corrected or cured within an additional period not to exceed the Resolution Extension Period (as defined below), then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such correction or cure or, failing such, to repurchase the Defective Mortgage Loan; and provided, further, if the Seller's obligation to repurchase any Defective Mortgage Loan as a result of a Material Breach or Material Document Defect arises within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the Defective Mortgage Loan is a "defective obligation" within the meaning of
Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulations Section 1.860G-2(f)), and if the Defective Mortgage Loan is still subject to the Pooling and Servicing Agreement, the Seller may, at its option, in lieu of repurchasing such Defective Mortgage Loan (but, in any event, no later than such repurchase would have to have been completed), (i) replace such Defective Mortgage Loan with one or more substitute mortgage loans that individually and collectively satisfy the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement, and (ii) pay any corresponding Substitution Shortfall Amount, such substitution and payment to be effected in accordance with the terms of the Pooling and Servicing Agreement. Any such repurchase or replacement of a Defective Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Material Breach or Material Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser.

            For purposes of this Section 4(c), "Resolution Extension Period" shall mean:

            (i) for purposes of remediating a Material Breach with respect to any Mortgage Loan, the 90-day period following the end of the applicable Initial Resolution Period;

            (ii) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is not a Specially Serviced Loan at the commencement of, and does not become a Specially Serviced Loan during, the applicable Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the earlier of (i) the 90th day following the end of such Initial Resolution Period and (ii) the 45th day following receipt by the Seller of written notice from the Master Servicer or the Special Servicer of the occurrence of any Servicing Transfer Event with respect to such Mortgage Loan subsequent to the end of such Initial Resolution Period;

            (iii) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a not a Specially Serviced Loan as of the commencement of the applicable Initial Resolution Period, but as to which a Servicing Transfer Event occurs during such Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the 90th day following receipt by the Seller of written notice from the Master Servicer or the Special Servicer of the occurrence of such Servicing Transfer Event; and

            (iv) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a Specially Serviced Loan as of the commencement of the applicable Initial Resolution Period, zero days; provided, however, if the Seller did not receive written notice from the Master Servicer or the Special Servicer of the relevant Servicing Transfer Event as of the commencement of the applicable Initial Resolution Period, then such Servicing Transfer Event shall be deemed to have occurred during such Initial Resolution Period and the immediately preceding clause (iii) of this definition will be deemed to apply.

            In addition, the Seller shall have an additional 90 days to cure such Material Document Defect or Material Breach, provided that the Seller has commenced and is diligently proceeding with the cure of such Material Document Defect or Material Breach and such failure to cure is solely the result of a delay in the return of documents from the local filing or recording authorities.

            If one or more of the Mortgage Loans constituting a Cross-Collateralized Set are the subject of a Breach or Document Defect, then, for purposes of (i) determining whether such Breach or Document Defect is a Material Breach or Material Document Defect, as the case may be, and (ii) the application of remedies, such Cross-Collateralized Set shall be treated as a single Mortgage Loan.

            If (x) any Mortgage Loan is required to be repurchased or substituted as contemplated in this Section 4(c), (y) such Mortgage Loan is a Cross-Collateralized Mortgage Loan or part of a portfolio of Mortgaged Properties (that provides that a property may be uncrossed from the other Mortgaged Properties) and (z) the applicable Material Breach or Material Document Defect does not constitute a Material Breach or Material Document Defect, as the case may be, as to any related Cross-Collateralized Mortgage Loan or applies to only specific Mortgaged Properties included in such portfolio (without regard to this paragraph), then the applicable Material Breach or Material Document Defect (as the case may be) will be deemed to constitute a Material Breach or Material Document Defect (as the case may be) as to any related Cross-Collateralized Mortgage Loan and to each other Mortgaged Property included in such portfolio and the Seller shall repurchase or substitute for any related Cross-Collateralized Mortgage Loan in the manner described above unless, in the case of a Material Breach or Material Document Defect, both of the following conditions would be satisfied if the Seller were to repurchase or substitute for only the affected Cross-Collateralized Mortgage Loans or affected Mortgaged Properties as to which a Material Breach or Material Document Defect had occurred without regard to this paragraph: (i) the debt service coverage ratio for any remaining Cross-Collateralized Mortgage Loans or Mortgaged Properties for the four calendar quarters immediately preceding the repurchase or substitution is not less than the greater of (a) the debt service coverage ratio immediately prior to the repurchase, (b) the debt service coverage ratio on the Closing Date, and (c) 1.25x and (ii) the loan-to-value ratio for any remaining Cross-Collateralized Mortgage Loans or Mortgaged Properties is not greater than the lesser of (a) the loan-to-value ratio immediately prior to the repurchase, (b) the loan-to-value ratio on the Closing Date, and (c) 75%. In the event that both of the conditions set forth in the preceding sentence would be satisfied, the Seller may elect either to repurchase or substitute for only the affected Cross-Collateralized Mortgage Loan or Mortgaged Properties as to which the Material Breach or Material Document Defect exists or to repurchase or substitute for the aggregate Cross-Collateralized Mortgage Loans or Mortgaged Properties.

            To the extent that the Seller repurchases or substitutes for an affected Cross-Collateralized Mortgage Loan or Mortgaged Property in the manner prescribed above while the Trustee continues to hold any related Cross-Collateralized Mortgage Loans, the Seller and the Depositor shall either uncross the repurchased Cross-Collateralized Mortgage Loan or affected Mortgaged Property or, in the case of a Cross-Collateralized Mortgage Loan, forbear from enforcing any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective affected Cross-Collateralized Mortgage Loans or Mortgaged Properties, including, with respect to the Trustee, the Primary Collateral securing Mortgage Loans still held by the Trustee, so long as such exercise does not impair the ability of the other party to exercise its remedies against its Primary Collateral. If the exercise of remedies by one party would impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Cross-Collateralized Mortgage Loans or Mortgaged Properties held by such party, then both parties shall forbear from exercising such remedies until the related loan documents can be modified to remove the threat of impairment as a result of the exercise of remedies. "Primary Collateral" shall mean the Mortgaged Property directly securing a Cross-Collateralized Mortgage Loan excluding, however, any Mortgaged Property as to which the related lien may only be foreclosed upon by exercise of cross-collateralization of such loans.

            Whenever one or more mortgage loans are substituted for a Defective Mortgage Loan as contemplated by this Section 4(c), the Seller shall (i) deliver the related Mortgage File for each such substitute mortgage loan to the Purchaser or its designee, (ii) certify that such substitute mortgage loan satisfies or such substitute mortgage loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement and (iii) send such certification to the Purchaser or its designee. No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 4(c) if the Defective Mortgage Loan to be replaced was itself a Replacement Mortgage Loan, in which case, absent correction or cure, in all material respects, of the relevant Material Breach or Material Document Defect, the Defective Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the Cut-off Date (or, in the case of a Replacement Mortgage Loan, after the date on which it is added to the Trust Fund) and on or prior to the related date of repurchase or replacement, shall belong to the Purchaser and its successors and assigns. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the related date of repurchase or replacement, shall belong to the Seller.

            If any Defective Mortgage Loan is to be repurchased or replaced as contemplated by this Section 4, the Seller shall amend the Mortgage Loan Schedule attached to this Agreement to reflect the removal of the Defective Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and shall forward such amended schedule to the Purchaser.

            Except as set forth in Section 4(f), it is understood and agreed that the obligations of the Seller set forth in this Section 4(c) to cure a Material Breach or a Material Document Defect or repurchase or replace the related Defective Mortgage Loan(s), constitute the sole remedies available to the Purchaser with respect to any Breach or Document Defect.

            It shall be a condition to any repurchase or replacement of a Defective Mortgage Loan by the Seller pursuant to this Section 4(c) that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Defective Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder.

            (d) Subject to the specific delivery requirements set forth in the Pooling and Servicing Agreement, if the Seller cannot deliver on the Closing Date any document that is required to be part of the Mortgage File for any Mortgage Loan, then:

            (i) the Seller shall use diligent, good faith and commercially reasonable efforts from and after the Closing Date to obtain, and deliver to the Purchaser or its designee, all documents missing from such Mortgage File that were required to be delivered by the Seller;

            (ii) the Seller shall provide the Purchaser with periodic reports regarding its efforts to complete such Mortgage File, such reports to be made on the 90th day following the Closing Date and every 90 days thereafter until the Seller has delivered to the Purchaser or its designee all documents required to be delivered by the Seller as part of such Mortgage File;

            (iii) upon receipt by the Seller from the Purchaser or its designee of any notice of any remaining deficiencies to such Mortgage File as of the 90th day following the Closing Date, the Seller shall reconfirm its obligation to complete such Mortgage File and to correct all deficiencies associated therewith, and, if it fails to do so within 45 days after its receipt of such notice, the Seller shall deliver to the Purchaser or its designee a limited power of attorney (in a form reasonably acceptable to the Seller and the Purchaser) permitting the Purchaser or its designee to execute all endorsements (without recourse) and to execute and, to the extent contemplated by the Pooling and Servicing Agreement, record all instruments or transfer and assignment with respect to the subject Mortgage Loan, together with funds reasonably estimated by the Purchaser to be necessary to cover the costs of such recordation;

            (iv) the Seller shall reimburse the Purchaser and all parties under the Pooling and Servicing Agreement for any out-of-pocket costs and expenses resulting from the Seller's failure to deliver all documents required to be part of such Mortgage File; and

            (v) the Seller shall otherwise use commercially reasonable efforts to cooperate with the Purchaser and any parties under the Pooling and Servicing Agreement in any remedial efforts for which a Document Defect with respect to such Mortgage File would otherwise cause a delay.

            (e) For so long as the Trust is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any serviced Companion Loan that is deposited into another securitization, the depositor for such other securitization) and the Trustee with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next to the Purchaser's name on the schedules pertaining to information required by Regulation AB attached to the Pooling and Servicing Agreement, within the time periods set forth in Article XI of the Pooling and Servicing Agreement.

            (f) With respect to any action taken concerning "due-on-sale" or a "due-on-encumbrance" clause as set forth in Section 3.08(a) of the Pooling and Servicing Agreement or a defeasance, any fees or expenses related thereto, including any fee charged by a Rating Agency that is rendering a written confirmation, to the extent that the related loan documents do not permit the lender to require payment of such fees and expenses from the Mortgagor and the Master Servicer or the Special Servicer, as applicable, has requested that the related Mortgagor pay such fees and expenses and such Mortgagor refuses to do so, shall be paid by the Seller.

            SECTION 5. Representations, Warranties and Covenants of the
Purchaser.

            The Purchaser, as of the Closing Date, hereby represents and warrants to, and covenants with, the Seller that:

            (i) The Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.

            (ii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Purchaser of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings of loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (iii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this agreement by the Purchaser, will not violate the Purchaser's certificate of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

            (iv) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (v) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (vi) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (vii) No litigation is pending with regard to which the Purchaser has received service of process or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (viii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Underwriters and their affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

            SECTION 6. Accountants' Letters.

            The parties hereto shall cooperate with Ernst & Young LLP (the "Accountants") in making available all information and taking all steps reasonably necessary to permit the Accountants to deliver the letters required by the Underwriting Agreement.

            SECTION 7. Closing.


            The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202 at 10:00 a.m., Charlotte time, on the Closing Date.

            The Closing shall be subject to each of the following conditions, which can only be waived or modified by mutual consent of the parties hereto.

            (i) All of the representations and warranties of the Seller and of the Purchaser specified in Sections 4 and 5 hereof shall be true and correct as of the Closing Date;

            (ii) All documents specified in Section 8 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and the Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (iii) The Seller shall have delivered and released to the Purchaser, the Trustee or a Custodian, or the Master Servicer shall have received to hold in trust pursuant to the Pooling and Servicing Agreement, as the case may be, all documents and funds required to be so delivered pursuant to Sections 2(c), 2(d) and 2(e) hereof;

            (iv) The result of any examination of the Mortgage Files and Servicing Files for the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

            (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (vi) The Seller (or an affiliate thereof) shall have paid or agreed to pay all fees, costs and expenses payable to the Purchaser or otherwise pursuant to this Agreement; and

            (vii) Neither the Certificate Purchase Agreement nor the Underwriting Agreement shall have been terminated in accordance with its terms.

            Each party agrees to use its commercially reasonable best efforts to perform its respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 8. Closing Documents.


            The Closing Documents shall consist of the following, and the delivery thereof on or prior to the Closing Date can only be waived and modified by mutual consent of the parties hereto:

            (a) This Agreement, duly executed and delivered by the Purchaser and the Seller, and the Pooling and Servicing Agreement, duly executed and delivered by the Purchaser and all the other parties thereto; and

            (b) An Officer's Certificate executed by an authorized officer of the Seller, in his or her individual capacity, and dated the Closing Date, upon which the Underwriters and BACM may rely, attaching thereto as exhibits the organizational documents of the Seller; and

            (c) Certificate of good standing regarding the Seller from the Comptroller of the Currency , dated not earlier than 30 days prior to the Closing Date; and

            (d) A certificate of the Seller, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely to the effect that (i) the representations and warranties of the Seller in the Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Agreement to be performed or satisfied at or prior to the date hereof; and

            (e) A written opinion of counsel for the Seller, subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller each as reasonably acceptable to counsel for the Purchaser, the Underwriters and the Initial Purchasers, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Trustee, the Initial Purchasers and each Rating Agency; and

            (f) Any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates; and

            (g) Such further certificates, opinions and documents as the Purchaser may reasonably request; and

            (h) The Indemnification Agreement, duly executed by the respective parties thereto; and

            (i) One or more comfort letters from the Accountants dated the date of any free writing prospectus, Prospectus Supplement and Memorandum, respectively, and addressed to, and in form and substance acceptable to the Purchaser and the Underwriters in the case of the free writing prospectus and the Prospectus Supplement and to the Purchaser and the Initial Purchasers in the case of the Memorandum stating in effect that, using the assumptions and methodology used by the Purchaser, all of which shall be described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any free writing prospectus, the Prospectus Supplement and the Memorandum, compared the results of their calculations to the corresponding items in any free writing prospectus, the Prospectus Supplement and the Memorandum, respectively, and found each such number and percentage set forth in any free writing prospectus, the Prospectus Supplement and the Memorandum, respectively, to be in agreement with the results of such calculations.

            SECTION 9. Costs.

            The parties hereto acknowledge that all costs and expenses (including the fees of the attorneys) incurred in connection with the transactions contemplated hereunder (including without limitation, the issuance of the Certificates as contemplated by the Pooling and Servicing Agreement) shall be allocated and as set forth in a separate writing between the parties.

            SECTION 10. Notices.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to Banc of America Commercial Mortgage Inc., 214 North Tryon Street, NC1-027-22-03, Charlotte, North Carolina 28255, Attention:
Stephen Hogue, telecopy number: (704) 386-1094 (with copies to Paul E. Kurzeja, Esq., Assistant General Counsel, at Bank of America Corporate Center, 101 South Tryon Street, 30th Floor, NC1-002-29-01, Charlotte, North Carolina 28255 and to Henry A. LaBrun, Esq., Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202), or such other address as may hereafter be furnished to the Seller in writing by the Purchaser; if to the Seller, addressed to Bank of America, National Association, 214 North Tryon Street, NC1-027-22-03, Charlotte, North Carolina 28255, Attention: Stephen L. Hogue, telecopy number: (704) 386-1094 (with copies to Paul E. Kurzeja, Esq., Assistant General Counsel, at Bank of America Corporate Center, 101 South Tryon Street, 30th Floor, NC1-002-29-01, Charlotte, North Carolina 28255 and to Henry
A. LaBrun, Esq., Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202), or to such other addresses as may hereafter be furnished to the Purchaser by the Seller in writing.

            SECTION 11. Representations, Warranties and Agreements to Survive Delivery.

            All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or, at the direction of the Purchaser, to the Trustee.

            SECTION 12. Severability of Provisions.

            Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts.

            This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            SECTION 14. GOVERNING LAW.

            THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (OTHER THAN TITLE 14 OF ARTICLE 5 OF THE NEW YORK GENERAL OBLIGATIONS LAW, PURSUANT TO WHICH THE PARTIES HERETO HAVE CHOSEN THE LAWS OF THE STATE OF NEW YORK AS THE GOVERNING LAW OF THIS AGREEMENT). TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PURCHASER AND THE SELLER HEREBY IRREVOCABLY
(I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

            SECTION 15. Further Assurances.

            The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 16. Successors and Assigns.

            The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, the Purchaser shall have the right to assign its rights and obligations under this Agreement to the Trustee for the benefit of the Certificateholders. To the extent of any such assignment, the Trustee or its designee (including, without limitation, the Special Servicer) shall be deemed to be the Purchaser hereunder with the right for the benefit of the Certificateholders to enforce the obligations of the Seller under this Agreement as contemplated by Section 2.03 of the Pooling and Servicing Agreement. In connection with the transfer of any Mortgage Loan by the Trust as contemplated by the terms of the Pooling and Servicing Agreement, the Trustee, for the benefit of the Certificateholders, is expressly authorized to assign its rights and obligations under this Agreement, in whole or in part, to the transferee of such Mortgage Loan. To the extent of any such assignment, such transferee shall be deemed to be the Purchaser hereunder (but solely with respect to such Mortgage Loan that was transferred to it). Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their permitted successors and assigns.

            SECTION 17. Amendments.

            No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced.

            SECTION 18. Intention Regarding Conveyance of Mortgage Loans.

            The parties hereto intend that the conveyance by the Seller agreed to be made hereby shall be, and be construed as a sale by the Seller of all of the Seller's right, title and interest in and to the Mortgage Loans. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, as the case may be. However, in the event that notwithstanding the intent of the parties, the Mortgage Loans are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and (ii) the conveyance provided for in this Section shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to
(A) the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof (other than scheduled payments of interest and principal due on or before the Cut-off Date) and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, whether in the form of cash, instruments, securities or other property. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

            SECTION 19. Cross-Collateralized Mortgage Loans.

            Notwithstanding anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage Loans (each a "Cross-Collateralized Set"), by their terms, cross-defaulted and cross-collateralized. Each Cross-Collateralized Set is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 19 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including without limitation, each of the representations and warranties set forth in Schedule II hereto and each of the capitalized terms used but not defined herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 19. In addition, if there exists with respect to any Cross-Collateralized Set only one original of any document referred to in the definition of "Mortgage File" in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such Cross-Collateralized Set, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Cross-Collateralized Set shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. "Cross-Collateralized Mortgage Loan" shall mean any Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans.

            SECTION 20. Entire Agreement.

            Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

            SECTION 21. WAIVER OF TRIAL BY JURY.

            THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            SECTION 22. Miscellaneous.

            Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise materially adversely affect the Seller without the consent of the Seller.

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                       BANK OF AMERICA, NATIONAL ASSOCIATION



                                       By:   /s/ Stephen L. Hogue
                                          --------------------------------------
                                          Name:  Stephen L. Hogue
                                          Title: Principal



                                       BANC OF AMERICA COMMERCIAL MORTGAGE
                                          INC.



                                       By:   /s/ John S. Palmer
                                          --------------------------------------
                                          Name:  John S. Palmer
                                          Title: Vice President

                                   SCHEDULE I

                             MORTGAGE LOAN SCHEDULE

Sequence   Loan Number   Loan Seller       Property Name
--------   -----------   ---------------   ----------------------------------------------
       1       3409444   Bank of America   Apple Hotel Portfolio (Rollup)
       2       3290251   Bank of America   550 West Jackson
       3       3291622   Bank of America   IBP
       4       3403313   Bank of America   The Village at Cascade Station
       5       3291754   Bank of America   Korman Somerset Apartments
       6       3407568   Bank of America   Arundel Mills
       7       3406477   Bank of America   Residence Inn - Irvine
       8       3407535   Bank of America   Vineyard Gate Apartments
       9       3402521   Bank of America   Pecos I-215 II - Sansone Pecos
      10       3409202   Bank of America   Commonwealth Storage Facility
      12       3405213   Bank of America   Carlsbad Office Building
      13       3291242   Bank of America   Galleria at Sugarloaf
      14       3290210   Bank of America   357 South Gulph and 444 Oxford Valley (Rollup)
      15       3290608   Bank of America   Baffin Bay Self Storage
      16       3292422   Bank of America   Onyx Building
      17         16720   Bank of America   Cameron Brook Apartments
      18       3408134   Bank of America   Radisson Hotel - Branson
      21       3407538   Bank of America   Holiday Inn Port of Miami Downtown
      23       3409055   Bank of America   Home Depot - 87th & Dan Ryan
      29       3292992   Bank of America   Southern Cross Shopping Center
      32       3293867   Bank of America   Villages of Stoney Run
      33       3291069   Bank of America   Dick's Sporting Goods - Green Bay
      34         59492   Bank of America   Cross Creek Ranch
      35       3408086   Bank of America   Reef HQ
      36       3405381   Bank of America   374 and 404 Pine Street
      37       3293370   Bank of America   University Green Apartments
      38         15017   Bank of America   Sherman Place
      39       3291515   Bank of America   Holiday Inn - Amherst
      42       3292299   Bank of America   Northpointe Retail
      43       3292059   Bank of America   Mercy Behavioral Health
      44       3409378   Bank of America   Hallandale Self Storage
      46       3291648   Bank of America   Indian Creek Apartments
      47       3293883   Bank of America   Best Western Atlantic Beach
      48       3409883   Bank of America   470 Friendship Road
      49         21545   Bank of America   Brookhill Towne Center
      50       3404175   Bank of America   Ann Arbor and Canton La-Z-Boy (Rollup)
      51       3290749   Bank of America   Cadillac & Hiram Sibley Building
      52       3290814   Bank of America   Casey Industrial
      53       3293453   Bank of America   VE - Meadowpark Apartments
      54       3290780   Bank of America   Carolina Center Business Park
      55       3292653   Bank of America   Red Rock Plaza
      56       3290194   Bank of America   425 Broome Street
      57       3293842   Bank of America   Prairie Grove Apartments
      58       3402958   Bank of America   Pinellas Point Apartments
      59       3293461   Bank of America   VE - Pecan Acres
      60       3407645   Bank of America   Westwood Shopping Center
      61         16258   Bank of America   Shops at Tara
      62          7759   Bank of America   Woodland Village- Bastrop
      63       3406448   Bank of America   Winn-Dixie at Baker Square - MacClenny, FL
      65       3291796   Bank of America   Lakeridge Commons
      66       3293115   Bank of America   Super Center Pointe Plaza
      67       3291762   Bank of America   Lake Land College Apartments
      68       3406296   Bank of America   470 Long Pond Road
      70       3293750   Bank of America   Woodcrest Apartments
      71         23021   Bank of America   Jacinto Towers
      72       3291705   Bank of America   Kennebunk Medical
      73       3292679   Bank of America   Republic Medical Office Building IV
      74       3293248   Bank of America   The Park in Pleasantville
      75       3292067   Bank of America   Metropolitan National Plaza
      76       3291770   Bank of America   Lake Manawa Retail
      77       3409709   Bank of America   CVS - Indianapolis Portfolio (Rollup)
      78       3291697   Bank of America   Kaysville Business Park
      79         16259   Bank of America   Peachtree Corners Village
      80       3409479   Bank of America   Esplanade Mini Storage
      81         12153   Bank of America   Discount SS Hesperia
      82       3290459   Bank of America   Applewood Office Park
      83       3291176   Bank of America   Fairhaven Mobile Home Park
      84       3291994   Bank of America   Main Street Loft Retail
      85       3293305   Bank of America   Time Square & Union Square Building
      86       3291234   Bank of America   Foster City Medical Office
      87       3290863   Bank of America   Chase Bank
      88       3293552   Bank of America   Walgreens - Park Forest
      89         25339   Bank of America   College Creek
      90       3292547   Bank of America   Pineridge Apartments
      91         21294   Bank of America   Canton Center
      92       3290947   Bank of America   College Station Retail
      93       3292760   Bank of America   Rolling Meadows Apartments
      94       3291572   Bank of America   Houston Commons Retail Center
      95         23570   Bank of America   Old Fulton Theater Building
      96       3292083   Bank of America   Military Plaza
      97       3290707   Bank of America   Brentstone Apartments
      98       3293081   Bank of America   Summerhill Apartment Complex
      99         10605   Bank of America   Storage Zone
     100       3293719   Bank of America   Whispering Pines
     101       3409448   Bank of America   Checker Auto Parts
     102       3293636   Bank of America   Wal-Mart Shop Building
     103       3293693   Bank of America   Westwood Mobile Estates
     104       3409609   Bank of America   Shoppes at Deep River
     105       3290871   Bank of America   Chateau Grand Apartments
     106       3292612   Bank of America   Quaid Center
     107       3290848   Bank of America   Cedar Tree Apartments and Storage
     108         16374   Bank of America   Riverside Plaza Georgia
                                           Total

Sequence   Street Address
--------   ---------------------------------------------------------------------------------------
       1   Various
       2   550 West Jackson
       3   6400, 6404, 6500, 6504 International Parkway and 4000, 4100, 4120 International Parkway
       4   9721-10263 Northeast Cascades Parkway
       5   199 Pierce Street
       6   7000 Arundel Mills Circle
       7   2855 Main Street
       8   1601 Vineyard Road
       9   9005, 9017, 9029, 9041, 9053, 9065, 9077, 9089 South Pecos Road
      10   324 Moore Avenue
      12   1265 Laurel Tree Lane
      13   1291 Old Peachtree Road
      14   Various
      15   25650 Baffin Bay Drive
      16   29777 Telegraph Road
      17   4659 Dawson Boulevard
      18   120 South Wildwood Drive
      21   340 Biscayne Boulevard
      23   232 West 87th Street
      29   1801-1895 South Nevada Avenue
      32   610, 620, & 621 Stoney Creek Lane
      33   811 Pilgrim Way
      34   5513 Crosscreek Lane
      35   5935 Darwin Court
      36   374 and 404 Pine Street
      37   1620 Bay Area Boulevard
      38   7218 & 7222 Van Nuys Boulevard, 14415-25, 14435, 14445, 14427-29 Sherman Way
      39   1881 Niagara Falls Boulevard
      42   NWC Hospitality Lane & Tippecanoe Avenue
      43   330 South 9th Street
      44   450 Ansin Boulevard
      46   421 Lancaster Avenue
      47   4101 Collins Avenue
      48   470 Friendship Road
      49   6755 West 88th Avenue
      50   Various
      51   333 & 355 East Avenue
      52   920 - 934 Calle Negocio
      53   2800 Mustang Road
      54   101, 102 & 104 Corporate Boulevard
      55   1401 West El Monte Way
      56   425 Broome Street
      57   700-750 Sandpiper Trail
      58   2150 62nd Terrace South
      59   5020 Pecan Acres Drive
      60   3735 Jewella Avenue
      61   6655 Tara Boulevard
      62   696 West Highway 71
      63   1436 South 6th Street
      65   4505 98th Street
      66   3300 Singing Hills Boulevard
      67   2001-2121 Laker Avenue
      68   470 Long Pond Road
      70   4929 Red Robin Drive
      71   10100, 10200, 10202 East Freeway
      72   61 Portland Road
      73   612 Kingsborough Square
      74   427 Bedford Road
      75   4220 North Rodney Parham
      76   3134 Manawa Centre Drive
      77   Various
      78   695 North 900 West
      79   3384 Holcomb Bridge Road
      80   2180 Craig Drive
      81   9620 I Avenue
      82   154 Burnetts Way
      83   5757 66th Street North
      84   445 Providence Main Street
      85   18 Carlisle Street & 15 Baltimore Street
      86   1261 East Hillsdale Boulevard
      87   2656 East Main Street
      88   15 South Orchard Drive
      89   3151 College Drive
      90   135 Marcou Road
      91   433 Canton Road
      92   1808 Texas Avenue
      93   84 Brookview Drive
      94   150 South Houston Lake Road
      95   747, 751, 755 Virginia Avenue and 770, 768, 760 South Central Avenue
      96   7635 Northwest Loop 410
      97   2712 Bartlett Avenue
      98   301 Northside Drive
      99   12560 South Tamiami Trail
     100   2424 Straight Street
     101   2451 North Jones Boulevard
     102   815 South China Lake Boulevard
     103   109 West Washington Street
     104   5815 Samet Drive
     105   3500 Hardy Street
     106   2580 Mountain City Highway
     107   101 Dayton Drive
     108   1002 Duluth Highway


Sequence   City                State     Zip Code       MortgageRate    Amortization Basis   Original Balance
--------   -----------------   -------   ------------   ------------    ------------------   ----------------
       1   Various             Various        Various          6.500%   30/360                   $109,318,750
       2   Chicago             IL               60606          6.640%   Actual/360                $97,485,000
       3   Plano; Carrollton   TX        75093; 75007          6.380%   Actual/360                $75,000,000
       4   Portland            OR               97220          5.704%   Actual/360                $69,000,000
       5   Somerset            NJ               08873          6.008%   Actual/360                $67,400,000
       6   Hanover             MD               21076          6.140%   Actual/360                $64,166,666
       7   Irvine              CA               92614          6.470%   Actual/360                $34,000,000
       8   Roseville           CA               95747          6.216%   Actual/360                $28,300,000
       9   Henderson           NV               89074          5.770%   Actual/360                $25,200,000
      10   Suffolk             VA               23434          6.607%   Actual/360                $23,750,000
      12   Carlsbad            CA               92011          6.292%   Actual/360                $19,890,000
      13   Duluth              GA               30097          6.050%   Actual/360                $19,000,000
      14   Various             PA             Various          6.340%   Actual/360                $18,050,000
      15   Lake Forest         CA               92630          6.470%   Actual/360                $18,000,000
      16   Southfield          MI               48034          6.230%   Actual/360                $17,900,000
      17   Atlanta             GA               30340          6.600%   Actual/360                $17,250,000
      18   Branson             MO               65616          7.239%   Actual/360                $16,660,000
      21   Miami               FL               33132          6.963%   Actual/360                $16,000,000
      23   Chicago             IL               60620          6.440%   Actual/360                $14,700,000
      29   Colorado Springs    CO               80906          6.179%   Actual/360                $13,200,000
      32   Newport News        VA               23608          6.200%   Actual/360                $11,350,000
      33   Ashwaubenon         WI               54304          5.650%   Actual/360                $10,750,000
      34   Benbrook            TX               76109          5.771%   Actual/360                 $9,480,000
      35   Carlsbad            CA               92008          6.328%   Actual/360                 $9,400,000
      36   Brooklyn            NY               11208          5.879%   Actual/360                 $9,200,000
      37   Houston             TX               77058          6.230%   Actual/360                 $9,100,000
      38   Van Nuys            CA               91405          6.400%   Actual/360                 $9,050,000
      39   Amherst             NY               14228          6.360%   Actual/360                 $9,000,000
      42   San Bernardino      CA               92804          5.650%   Actual/360                 $7,500,000
      43   Pittsburgh          PA               15203          5.800%   Actual/360                 $7,500,000
      44   Hallandale Beach    FL               33009          6.704%   Actual/360                 $7,265,000
      46   Reynoldsburg        OH               43068          6.310%   Actual/360                 $7,100,000
      47   Miami Beach         FL               33140          6.412%   Actual/360                 $7,000,000
      48   Harrisburg          PA               17111          6.900%   Actual/360                 $6,515,000
      49   Westminster         CO               80031          7.420%   Actual/360                 $6,470,000
      50   Various             MI             Various          5.588%   Actual/360                 $6,370,000
      51   Rochester           NY               14604          6.400%   Actual/360                 $6,100,000
      52   San Clemente        CA               92673          5.710%   Actual/360                 $6,000,000
      53   Alvin               TX               77511          6.030%   Actual/360                 $5,900,000
      54   West Columbia       SC               29169          6.170%   Actual/360                 $5,600,000
      55   Dinuba              CA               93618          6.570%   Actual/360                 $5,450,000
      56   New York            NY               10013          6.590%   Actual/360                 $5,225,000
      57   Cottage Grove       WI               53527          6.180%   Actual/360                 $5,040,000
      58   St. Petersburg      FL               33712          5.992%   Actual/360                 $5,034,249
      59   Lake Charles        LA               70605          6.390%   Actual/360                 $4,880,000
      60   Shreveport          LA               71109          6.675%   Actual/360                 $4,800,000
      61   Jonesboro           GA               30236          6.170%   Actual/360                 $4,700,000
      62   Bastrop             TX               78602          6.230%   Actual/360                 $4,475,000
      63   MacClenny           FL               32063          5.788%   Actual/360                 $4,139,600
      65   Lubbock             TX               79423          6.420%   Actual/360                 $4,000,000
      66   Sioux City          IA               51106          6.300%   Actual/360                 $4,000,000
      67   Mattoon             IL               61938          5.640%   Actual/360                 $4,000,000
      68   Greece              NY               14612          5.885%   Actual/360                 $3,800,000
      70   Beach Grove         IN               46107          6.090%   Actual/360                 $3,800,000
      71   Houston             TX               77029          6.811%   Actual/360                 $3,780,000
      72   Kennebunk           ME               04043          6.220%   Actual/360                 $3,740,000
      73   Chesapeake          VA               23320          6.080%   Actual/360                 $3,750,000
      74   Pleasantville       NY               10570          6.280%   Actual/360                 $3,700,000
      75   Little Rock         AR               72212          5.850%   Actual/360                 $3,600,000
      76   Council Bluffs      IA               51501          5.530%   Actual/360                 $3,550,000
      77   Various             IN             Various          6.597%   Actual/360                 $3,363,500
      78   Kaysville           UT               84037          6.290%   Actual/360                 $3,220,000
      79   Norcross            GA               30092          6.200%   Actual/360                 $3,100,000
      80   Oxnard              CA               93036          6.424%   Actual/360                 $3,000,000
      81   Hesperia            CA               92345          6.470%   Actual/360                 $2,860,000
      82   Suffolk             VA               23434          6.690%   Actual/360                 $2,800,000
      83   St Petersburg       FL               33709          6.320%   Actual/360                 $2,700,000
      84   Huntsville          AL               35806          6.180%   Actual/360                 $2,700,000
      85   Gettysburg          PA               17325          6.420%   Actual/360                 $2,650,000
      86   Foster City         CA               94404          6.410%   Actual/360                 $2,520,000
      87   Bexley              OH               43209          6.280%   Actual/360                 $2,450,000
      88   Park Forest         IL               60466          6.450%   Actual/360                 $2,465,000
      89   Baton Rouge         LA               70808          6.698%   Actual/360                 $2,374,000
      90   Onalaska            WI               54650          6.170%   Actual/360                 $2,300,000
      91   Cumming             GA               30040          5.836%   Actual/360                 $2,300,000
      92   College Station     TX               77840          6.490%   Actual/360                 $2,150,000
      93   Ozark               AL               36360          6.820%   Actual/360                 $2,085,000
      94   Warner Robins       GA               31088          6.260%   Actual/360                 $2,000,000
      95   Hapeville           GA               30354          5.929%   Actual/360                 $2,000,000
      96   San Antonio         TX               78245          6.350%   Actual/360                 $1,925,000
      97   Pascagoula          MS               39567          6.530%   Actual/360                 $1,935,000
      98   Carrollton          GA               30117          6.470%   Actual/360                 $1,860,000
      99   North Port          FL               34287          6.230%   Actual/360                 $1,835,000
     100   Batavia             OH               45103          5.800%   Actual/360                 $1,700,000
     101   Las Vegas           NV               89108          6.191%   Actual/360                 $1,600,000
     102   Ridgecrest          CA               93555          5.840%   Actual/360                 $1,550,000
     103   Norwalk             OH               44857          6.500%   Actual/360                 $1,480,000
     104   High Point          NC               27265          6.358%   Actual/360                 $1,422,000
     105   Hattiesburg         MS               39402          6.550%   Actual/360                 $1,160,000
     106   Elko                NV               89801          6.400%   Actual/360                 $1,100,000
     107   Easley              SC               29640          6.630%   Actual/360                 $1,088,000
     108   Lawrenceville       GA               30045          6.690%   Actual/360                 $1,030,000


Sequence   Cut-off Date Balance   Remaining Term To Stated Maturity (months)   Stated Maturity Date   Due Date
--------   --------------------   ------------------------------------------   --------------------   --------
       1           $109,318,750                                          115   1/1/2018               First
       2            $97,485,000                                          111   9/1/2017               First
       3            $75,000,000                                          112   10/1/2017              First
       4            $69,000,000                                          117   3/1/2018               First
       5            $67,400,000                                           73   7/1/2014               First
       6            $64,166,666                                           74   8/1/2014               First
       7            $34,000,000                                          117   3/1/2018               First
       8            $28,300,000                                          113   11/1/2017              First
       9            $25,129,098                                          105   3/1/2017               First
      10            $23,652,468                                          115   1/1/2018               First
      12            $19,890,000                                          112   10/1/2017              First
      13            $19,000,000                                          111   9/1/2017               First
      14            $18,050,000                                          111   9/1/2017               First
      15            $18,000,000                                          112   10/1/2017              First
      16            $17,900,000                                          112   10/1/2017              First
      17            $17,250,000                                          116   2/8/2018               Eighth
      18            $16,660,000                                           55   1/1/2013               First
      21            $15,922,897                                          116   2/1/2018               First
      23            $14,648,392                                          116   2/1/2018               First
      29            $13,200,000                                          113   11/1/2017              First
      32            $11,350,000                                          115   1/1/2018               First
      33            $10,663,818                                          112   10/1/2017              First
      34             $9,480,000                                           54   12/1/2012              First
      35             $9,400,000                                          112   10/1/2017              First
      36             $9,200,000                                          108   6/1/2017               First
      37             $9,100,000                                          109   7/1/2017               First
      38             $9,050,000                                          114   12/8/2017              Eighth
      39             $8,922,504                                           74   8/1/2014               First
      42             $7,424,481                                          110   8/1/2017               First
      43             $7,336,260                                           74   8/1/2014               First
      44             $7,265,000                                          115   1/1/2018               First
      46             $7,100,000                                          110   8/1/2017               First
      47             $7,000,000                                          116   2/1/2018               First
      48             $6,489,966                                          115   1/1/2018               First
      49             $6,470,000                                          114   12/1/2017              First
      50             $6,370,000                                          102   12/1/2016              First
      51             $6,100,000                                          110   8/1/2017               First
      52             $5,894,536                                          112   10/1/2017              First
      53             $5,808,977                                          104   2/1/2017               First
      54             $5,600,000                                          111   9/1/2017               First
      55             $5,409,334                                          111   9/1/2017               First
      56             $5,191,042                                          112   10/1/2017              First
      57             $5,040,000                                          115   1/1/2018               First
      58             $5,008,356                                          101   11/1/2016              First
      59             $4,820,920                                          106   4/1/2017               First
      60             $4,777,190                                          114   12/1/2017              First
      61             $4,700,000                                          113   11/8/2017              Eighth
      62             $4,475,000                                          100   10/8/2016              Eighth
      63             $4,139,600                                          108   6/1/2017               First
      65             $3,969,131                                          111   9/1/2017               First
      66             $3,958,859                                          110   8/1/2017               First
      67             $3,947,476                                          107   5/1/2017               First
      68             $3,800,000                                          108   6/1/2017               First
      70             $3,762,000                                          109   7/1/2017               First
      71             $3,753,304                                          111   9/1/2017               First
      72             $3,740,000                                          111   9/1/2017               First
      73             $3,715,619                                          110   8/1/2017               First
      74             $3,667,559                                          110   8/1/2017               First
      75             $3,565,284                                          110   8/1/2017               First
      76             $3,509,849                                          109   7/1/2017               First
      77             $3,363,500                                          115   1/1/2018               First
      78             $3,189,228                                          109   7/1/2017               First
      79             $3,100,000                                          113   11/8/2017              Eighth
      80             $3,000,000                                          115   1/1/2018               First
      81             $2,860,000                                          107   5/8/2017               Eighth
      82             $2,800,000                                          111   9/1/2017               First
      83             $2,700,000                                          112   10/1/2017              First
      84             $2,669,129                                          110   8/1/2017               First
      85             $2,622,712                                          112   10/1/2017              First
      86             $2,504,871                                          113   11/1/2017              First
      87             $2,450,000                                          111   9/1/2017               First
      88             $2,448,454                                          112   10/1/2017              First
      89             $2,374,000                                          115   1/1/2018               First
      90             $2,300,000                                          110   8/1/2017               First
      91             $2,260,907                                          103   1/1/2017               First
      92             $2,133,666                                          111   9/1/2017               First
      93             $2,068,857                                          110   8/1/2017               First
      94             $1,980,755                                          109   7/1/2017               First
      95             $1,969,121                                          109   7/1/2017               First
      96             $1,925,000                                          109   7/1/2017               First
      97             $1,918,972                                          110   8/1/2017               First
      98             $1,836,137                                          110   8/1/2017               First
      99             $1,835,000                                          105   3/8/2017               Eighth
     100             $1,662,886                                           50   8/1/2012               First
     101             $1,591,503                                          113   11/1/2017              First
     102             $1,550,000                                          110   8/1/2017               First
     103             $1,470,179                                          112   10/1/2017              First
     104             $1,415,828                                          115   1/1/2018               First
     105             $1,139,226                                          111   9/1/2017               First
     106             $1,092,532                                          112   10/1/2017              First
     107             $1,079,991                                          111   9/1/2017               First
     108             $1,030,000                                          115   1/8/2018               Eighth
                 $1,073,291,790

Sequence   Monthly Payment   AdministrativeFee Rate    Primary Servicing Fee Rate    Master Servicing Fee Rate
--------   ---------------   ----------------------    --------------------------    -------------------------
       1           592,143                    0.032%                        0.010%                       0.020%
       2           546,909                    0.112%                        0.090%                       0.020%
       3           468,148                    0.102%                        0.080%                       0.020%
       4           332,535                    0.102%                        0.080%                       0.020%
       5           342,136                    0.042%                        0.020%                       0.020%
       6           390,506                    0.072%                        0.050%                       0.020%
       7           214,233                    0.102%                        0.080%                       0.020%
       8           173,623                    0.102%                        0.080%                       0.020%
       9           147,381                    0.102%                        0.080%                       0.020%
      10           151,791                    0.102%                        0.080%                       0.020%
      12           123,010                    0.102%                        0.080%                       0.020%
      13           114,526                    0.102%                        0.080%                       0.020%
      14           112,196                    0.102%                        0.080%                       0.020%
      15            98,398                    0.102%                        0.080%                       0.020%
      16           109,981                    0.102%                        0.080%                       0.020%
      17           110,169                    0.042%                        0.020%                       0.020%
      18           113,526                    0.102%                        0.080%                       0.020%
      21           112,707                    0.102%                        0.080%                       0.020%
      23            92,335                    0.102%                        0.080%                       0.020%
      29            80,666                    0.102%                        0.080%                       0.020%
      32            69,515                    0.102%                        0.080%                       0.020%
      33            62,053                    0.102%                        0.080%                       0.020%
      34            55,449                    0.072%                        0.050%                       0.020%
      35            58,355                    0.102%                        0.080%                       0.020%
      36            54,445                    0.102%                        0.080%                       0.020%
      37            55,912                    0.102%                        0.080%                       0.020%
      38            56,608                    0.042%                        0.020%                       0.020%
      39            56,060                    0.102%                        0.080%                       0.020%
      42            43,293                    0.152%                        0.130%                       0.020%
      43            52,871                    0.102%                        0.080%                       0.020%
      44            46,899                    0.102%                        0.080%                       0.020%
      46            43,993                    0.102%                        0.080%                       0.020%
      47            37,923                    0.102%                        0.080%                       0.020%
      48            42,908                    0.102%                        0.080%                       0.020%
      49            44,885                    0.042%                        0.020%                       0.020%
      50            36,521                    0.102%                        0.080%                       0.020%
      51            38,156                    0.102%                        0.080%                       0.020%
      52            41,988                    0.072%                        0.050%                       0.020%
      53            35,487                    0.102%                        0.080%                       0.020%
      54            34,189                    0.102%                        0.080%                       0.020%
      55            34,699                    0.102%                        0.080%                       0.020%
      56            33,335                    0.102%                        0.080%                       0.020%
      57            30,803                    0.102%                        0.080%                       0.020%
      58            30,598                    0.102%                        0.080%                       0.020%
      59            30,493                    0.102%                        0.080%                       0.020%
      60            30,894                    0.102%                        0.080%                       0.020%
      61            28,695                    0.042%                        0.020%                       0.020%
      62            27,495                    0.042%                        0.020%                       0.020%
      63            24,258                    0.042%                        0.020%                       0.020%
      65            25,073                    0.072%                        0.050%                       0.020%
      66            25,367                    0.042%                        0.020%                       0.020%
      67            23,064                    0.042%                        0.020%                       0.020%
      68            22,503                    0.102%                        0.080%                       0.020%
      70            23,003                    0.082%                        0.060%                       0.020%
      71            24,670                    0.042%                        0.020%                       0.020%
      72            22,955                    0.102%                        0.080%                       0.020%
      73            22,676                    0.102%                        0.080%                       0.020%
      74            22,854                    0.042%                        0.020%                       0.020%
      75            21,238                    0.102%                        0.080%                       0.020%
      76            20,223                    0.102%                        0.080%                       0.020%
      77            21,474                    0.102%                        0.080%                       0.020%
      78            19,910                    0.102%                        0.080%                       0.020%
      79            18,987                    0.042%                        0.020%                       0.020%
      80            18,812                    0.102%                        0.080%                       0.020%
      81            18,021                    0.042%                        0.020%                       0.020%
      82            18,049                    0.102%                        0.080%                       0.020%
      83            14,418                    0.102%                        0.080%                       0.020%
      84            17,152                    0.102%                        0.080%                       0.020%
      85            17,761                    0.082%                        0.060%                       0.020%
      86            15,779                    0.102%                        0.080%                       0.020%
      87            15,133                    0.042%                        0.020%                       0.020%
      88            15,500                    0.042%                        0.020%                       0.020%
      89            15,316                    0.072%                        0.050%                       0.020%
      90            14,042                    0.072%                        0.050%                       0.020%
      91            13,548                    0.062%                        0.040%                       0.020%
      92            13,575                    0.102%                        0.080%                       0.020%
      93            13,620                    0.102%                        0.080%                       0.020%
      94            12,327                    0.042%                        0.020%                       0.020%
      95            12,799                    0.102%                        0.080%                       0.020%
      96            11,978                    0.102%                        0.080%                       0.020%
      97            12,269                    0.102%                        0.080%                       0.020%
      98            12,524                    0.102%                        0.080%                       0.020%
      99            11,275                    0.042%                        0.020%                       0.020%
     100            11,984                    0.042%                        0.020%                       0.020%
     101             9,790                    0.042%                        0.020%                       0.020%
     102             9,134                    0.042%                        0.020%                       0.020%
     103             9,355                    0.042%                        0.020%                       0.020%
     104             8,856                    0.102%                        0.080%                       0.020%
     105             8,683                    0.102%                        0.080%                       0.020%
     106             6,881                    0.042%                        0.020%                       0.020%
     107             6,970                    0.102%                        0.080%                       0.020%
     108             6,640                    0.042%                        0.020%                       0.020%


Sequence   Ownership Interest   Cross-Collateralized Loans   Original Amortization (months)   ARD Loan   Grace Period
--------   ------------------   --------------------------   ------------------------------   --------   ------------
       1   Fee                  No                                                        0                         5
       2   Fee                  No                                                        0                         3
       3   Fee                  No                                                      360                         5
       4   Leasehold            No                                                        0                         5
       5   Fee                  No                                                        0                         5
       6   Fee                  No                                                      360                         5
       7   Fee/Leasehold        No                                                      360                         5
       8   Fee                  No                                                      360                         5
       9   Fee                  No                                                      360                         5
      10   Fee                  No                                                      360                         0
      12   Fee                  No                                                      360                         5
      13   Fee                  No                                                      360                         5
      14   Fee                  No                                                      360   Yes                   5
      15   Fee                  No                                                        0                         5
      16   Fee                  No                                                      360                         5
      17   Fee                  No                                                      360                         0
      18   Fee                  No                                                      360                         5
      21   Fee                  No                                                      300                         5
      23   Fee                  No                                                      360                         5
      29   Fee                  No                                                      360                         5
      32   Fee                  No                                                      360                         5
      33   Fee                  No                                                      360                         5
      34   Fee                  No                                                      360                         5
      35   Fee                  No                                                      360                         5
      36   Fee                  No                                                      360                         5
      37   Fee                  No                                                      360                        10
      38   Fee                  No                                                      360                         0
      39   Fee                  No                                                      360                         5
      42   Fee                  No                                                      360                         5
      43   Fee                  No                                                      240                         5
      44   Fee                  No                                                      360                         5
      46   Fee                  No                                                      360                         5
      47   Fee/Leasehold        No                                                        0                         5
      48   Fee                  No                                                      360                         5
      49   Fee                  No                                                      360                         5
      50   Fee                  No                                                      360                         5
      51   Fee                  No                                                      360                         5
      52   Fee                  No                                                      240                         5
      53   Fee                  No                                                      360                        10
      54   Fee                  No                                                      360                         5
      55   Fee                  No                                                      360                         5
      56   Fee                  No                                                      360                         5
      57   Fee                  No                                                      360                         5
      58   Fee                  No                                                      360                         5
      59   Fee                  No                                                      360                         5
      60   Fee                  No                                                      360                         5
      61   Fee                  No                                                      360                         0
      62   Fee                  No                                                      360                         0
      63   Fee                  No                                                      360                         5
      65   Fee                  No                                                      360                        10
      66   Fee                  No                                                      336                         5
      67   Fee                  No                                                      360                         5
      68   Fee                  No                                                      360                         5
      70   Fee                  No                                                      360                         5
      71   Fee                  No                                                      360                         5
      72   Fee                  No                                                      360                         5
      73   Fee                  No                                                      360                         5
      74   Fee                  No                                                      360                         5
      75   Fee                  No                                                      360                         5
      76   Fee                  No                                                      360                         5
      77   Fee                  No                                                      360                         5
      78   Fee                  No                                                      360                         5
      79   Fee                  No                                                      360                         0
      80   Fee                  No                                                      360                         5
      81   Fee                  No                                                      360                         0
      82   Fee                  No                                                      360                         7
      83   Fee                  No                                                        0                         5
      84   Fee                  No                                                      324                         5
      85   Fee                  No                                                      300                         5
      86   Fee                  No                                                      360                         5
      87   Fee                  No                                                      360                         5
      88   Fee                  No                                                      360                         5
      89   Fee                  No                                                      360                         5
      90   Fee                  No                                                      360                         5
      91   Fee                  No                                                      360                         5
      92   Fee                  No                                                      360                        10
      93   Fee                  No                                                      360                         5
      94   Fee                  No                                                      360                         5
      95   Fee                  No                                                      300                         5
      96   Fee                  No                                                      360                         5
      97   Fee                  No                                                      360                         5
      98   Fee                  No                                                      300                         5
      99   Fee                  No                                                      360                         0
     100   Fee                  No                                                      240                         5
     101   Fee                  No                                                      360                         5
     102   Fee                  No                                                      360                         5
     103   Fee                  No                                                      360                         5
     104   Fee                  No                                                      360                         5
     105   Fee                  No                                                      240                         5
     106   Fee                  No                                                      360                         5
     107   Fee                  No                                                      360                         5
     108   Fee                  No                                                      360                         0


Sequence   Loan Group
--------   ----------
       1            1
       2            1
       3            1
       4            1
       5            2
       6            1
       7            1
       8            2
       9            1
      10            1
      12            1
      13            1
      14            1
      15            1
      16            1
      17            2
      18            1
      21            1
      23            1
      29            1
      32            1
      33            1
      34            1
      35            1
      36            1
      37            2
      38            1
      39            1
      42            1
      43            1
      44            1
      46            2
      47            1
      48            1
      49            1
      50            1
      51            1
      52            1
      53            2
      54            1
      55            1
      56            1
      57            2
      58            2
      59            2
      60            1
      61            1
      62            1
      63            1
      65            1
      66            1
      67            2
      68            1
      70            2
      71            1
      72            1
      73            1
      74            1
      75            1
      76            1
      77            1
      78            1
      79            1
      80            1
      81            1
      82            1
      83            2
      84            1
      85            1
      86            1
      87            1
      88            1
      89            1
      90            2
      91            1
      92            1
      93            2
      94            1
      95            1
      96            1
      97            2
      98            2
      99            1
     100            2
     101            1
     102            1
     103            2
     104            1
     105            2
     106            1
     107            2
     108            1


                                   SCHEDULE II

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

            For purposes of these representations and warranties, the phrases "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf regarding the matters referred to (i) after having conducted such inquiry and due diligence into such matters as would be customarily performed by prudent institutional commercial or multifamily mortgage lenders, as applicable, at the time of the origination of the particular Mortgage Loan and (ii) subsequent to such origination, utilizing the servicing and monitoring practices customarily utilized by prudent commercial mortgage loan servicers with respect to securitizable commercial or multifamily, as applicable, mortgage loans, and the Seller shall have made prudent inquiries of related servicers, and the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller without any express or implied obligation to make inquiry. All information contained in documents which are part of or required to be part of a Mortgage File (each such document, a "Loan Document") shall be deemed to be within the knowledge and the actual knowledge of the Seller. Wherever there is a reference to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or not taken by the Seller or its agents or employees, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or not taking such action by the Seller or any servicer acting on its behalf.

            The Seller represents and warrants with respect to each Mortgage Loan that, as of the date specified below or, if no such date is specified, as of the Closing Date:

                  (1) Mortgage Loan Schedule. The information pertaining to each
            Mortgage Loan set forth in the schedule annexed hereto as Schedule I (the "Mortgage Loan Schedule") was true and correct in all material respects as of the Cut-off Date.

                  (2) Legal Compliance - Origination and Funding. As of the date of its origination, and to the actual knowledge of the Seller as of the Closing Date, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination and funding of such Mortgage Loan.

                  (3) Good Title; Conveyance. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges, security interests, participation interests and/or of any other interests or encumbrances of any nature whatsoever (except for the Title Exceptions), and the Seller has full right, power and authority to sell, transfer and assign each Mortgage Loan free and clear of all such liens, claims, pledges, charges and interests or encumbrances. The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan. The sale of the Mortgage Loans to the Purchaser does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Trustee and each such endorsement is genuine.

                  (4) No Holdbacks; Improvements Complete or Escrows
            Established. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto. Any and all requirements under each Mortgage Loan as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose, have been complied with in all material aspects or any such funds so escrowed have not been released; provided that partial releases of such funds in accordance with the applicable Loan Documents may have occurred.

                  (5) Legal, Valid and Binding Obligations. Each related
            Mortgage Note, Mortgage, Assignment of Leases (if a document separate from the Mortgage) and other agreement executed in connection with such Mortgage Loan is a legal, valid and binding obligation of the related Mortgagor or guarantor (subject to any non-recourse provisions therein and any state anti-deficiency legislation or market value limit deficiency legislation), enforceable in accordance with its terms, except with respect to provisions relating to default interest, late fees, additional interest, yield maintenance charges or prepayment premiums and except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (6) Assignment of Leases and Rents. There exists as part of the related Mortgage File an Assignment of Leases either as a separate document or as part of the Mortgage. Each related Assignment of Leases creates a valid, collateral or first priority assignment of, or a valid perfected first priority security interest in, certain rights under the related leases, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such leases, including the right to operate the related Mortgaged Property and subject to limits on enforceability described in Paragraph (5). No Person other than the related Mortgagor owns any interest in any payments due under the related leases. Each related Assignment of Leases provides for the appointment of a receiver for rent, allows the holder to enter into possession to collect rents or provides for rents to be paid directly to the holder of the Mortgage upon an event of default under the Mortgage Loan documents.

                  (7) No Offset or Defense. There is no right of offset,
            abatement, diminution, or rescission or valid defense or counterclaim with respect to any of the related Mortgage Note, Mortgage(s) or other agreements executed in connection therewith, except as enforcement may be limited by bankruptcy and principles of equity and, in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, yield maintenance charges or prepayment premiums and, as of the Closing Date, to the Seller's actual knowledge no such rights have been asserted.

                  (8) Mortgage Status; Legal, Valid and Binding Obligations.
            Each related assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee has been duly authorized, executed and delivered in recordable form by the Seller and constitutes the legal, valid, binding and enforceable assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law); provided, if the related assignment of Mortgage and/or assignment of Assignment of Leases has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no assignment of Mortgage and/or assignment of Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Each related Mortgage and Assignment of Leases is freely assignable upon notice to but without the consent of the related Mortgagor.

                  (9) Mortgage Lien. Subject to the exceptions set forth in
            Paragraph (5) above, each related Mortgage is a legal, valid and enforceable first lien on the related Mortgaged Property, subject only to the following title exceptions (each such exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations when they become due or materially and adversely affects the value of the Mortgaged Property, (c) any other exceptions and exclusions (general and specific) set forth in the mortgagee policy of title insurance issued with respect to the Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (d) the right of tenants (whether under ground leases or space leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases), (e) condominium declarations of record and identified in such lender's title insurance policy (or if not yet issued, referred to in its pro forma title policy, a preliminary title policy with escrow instructions or a "marked up" commitment, in each case binding on the title insurer), and (f) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group; and such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy as described above and to the Seller's actual knowledge no rights are outstanding that under applicable law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and is not bonded over, escrowed for or covered by insurance.

                  (10) UCC Filings. The security agreements or other
            instruments, if any, related to the Mortgage Loan establish and create, and a UCC Financing Statement has been filed, recorded or submitted for recording in all places required by applicable law for the perfection of (to the extent that the filing of such a UCC Financing Statement can perfect such a security interest), a valid security interest in the personal property granted under such Mortgage (and any related security agreement), except as enforceability may be limited by bankruptcy or other laws affecting enforcement of creditor's rights generally or by the application of the rules of equity, and except for certain personal property and fixtures subject to purchase money security interests and personal property leases permitted under the terms of the Mortgage Loan. In the case of a Mortgaged Property operated as a hotel, restaurant, healthcare facility, nursing home, assisted living facility, self-storage facility, theatre, mobile home park or fitness center, such personal property includes all personal property that a prudent institutional lender making a similar mortgage loan on like properties would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated, and the related perfected security interest is prior to any other security interest that can be perfected by such UCC filing, except for permitted purchase money security interests and leases; provided that any such lease has been pledged or assigned to the lender and its assigns. In the case of each Mortgage Loan secured by a hotel, the related Loan Documents contain such provisions as are necessary and UCC Financing Statements have been filed or submitted for filing as necessary, in each case, to perfect a valid first priority security interest in the related revenues with respect to such Mortgaged Property (to the extent that a filing of such a UCC Financing Statement can perfect such a security interest). An assignment of each UCC Financing Statement relating to the Mortgage Loan has been delivered by Seller in blank which the Purchaser or Trustee, as applicable, or designee is authorized to complete and to file in the filing office in which such UCC Financing Statement was filed. Each Mortgage Loan and the related Mortgage (along with any security agreement and UCC Financing Statement), together with applicable state law, contain customary and enforceable provisions such as to render the rights and remedies of the holders thereof adequate for the practical realization against the personal property described above, and the principal benefits of the security intended to be provided thereby; provided, if the related security agreement and/or UCC Financing Statement has been recorded in the name of MERS or its designee, no assignment of security agreement and/or UCC Financing Statement in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or any other personal property to the extent that the possession or control of such items or actions other than the filing of the UCC Financing Statement as required in order to effect such perfection.

                  (11) Taxes and Assessments. All taxes and governmental
            assessments or charges or water or sewer bills that prior to the Cut-off Date became due and owing in respect of each related Mortgaged Property have been paid, or if in dispute, an escrow of funds in an amount sufficient to cover such payments has been established. Such taxes and assessments shall not be considered delinquent or due and owing until the date on which interest or penalties may first be payable thereon.

                  (12) Condition of Property; No Condemnation; No Encroachments.
            In the case of each Mortgage Loan, one or more engineering assessments which included a physical visit and inspection of the Mortgaged Property were performed by an independent engineering consultant firm and except as set forth in an engineering report prepared in connection with such assessment, a copy of which has been delivered to the Master Servicer, the related Mortgaged Property is, to the Seller's knowledge as of the Closing Date, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan. If an engineering report revealed any material damage or deficiencies, material deferred maintenance or other similar conditions, either (a) an escrow of funds was required or a letter of credit was obtained in an amount equal to at least 125% of the amount estimated to effect the necessary repairs, or such other amount as a prudent commercial lender would deem appropriate under the circumstances sufficient to effect the necessary repairs or maintenance or (b) such repairs and maintenance have been completed. As of origination of such Mortgage Loan, there was no proceeding pending, and subsequent to such date, the Seller has no actual knowledge of, any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. To the Seller's knowledge (based solely on surveys (if any) and/or the lender's title policy (or, if not yet issued, a pro forma title policy or "marked up" commitment) obtained in connection with the origination of each Mortgage Loan), as of the date of the origination of each Mortgage Loan and to the Seller's knowledge as of the Cut-off Date: (a) all of the material improvements on the related Mortgaged Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance referred to in Paragraph (13) below or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and (b) no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the use or the value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance referred to in Paragraph
            (13) below.

                  (13) Title Insurance. The Seller has received an ALTA lender's title insurance policy or an equivalent form of lender's title insurance policy (or if such policy is not yet issued, such insurance may be evidenced by a "marked up" pro forma policy or title commitment, in either case marked as binding and countersigned by the title insurer or its authorized agent either on its face or by an acknowledged closing instruction or escrow letter) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which was issued by a title insurance company qualified to do business in the jurisdiction where the applicable Mortgaged Property is located to the extent required, insuring the portion of each Mortgaged Property comprised of real estate and insuring the originator of such Mortgage Loan and its successors and assigns (as sole insureds) that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate, subject only to the Title Exceptions. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect, provides that the insured includes the owner of the Mortgage Loan and all premiums thereon have been paid. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (including endorsement and delivery of the related Mortgage Note to the Purchaser), such Title Insurance Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Purchaser and its successors and assigns without consent or notice to the title insurer. The Seller has not done, by act or omission, anything that would impair the coverage under such Title Insurance Policy. Such Title Insurance Policy contains no exclusion for, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), (a) access to a public road, (b) that there are no encroachments of any part of the building thereon over easements, and (c) that the area shown on the survey is the same as the property legally described in the related Mortgage.

                  (14) Insurance. All improvements upon each Mortgaged Property securing a Mortgage Loan are insured by all insurance coverage required under each related Mortgage, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located. Each Mortgaged Property is covered by a fire and extended perils included under the classification "All Risk of Physical Loss" insurance (or the equivalent) policy in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which, in the reasonable judgement of the Seller, will cover no less than twelve (12) months of rental income). If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V) (an "SFH Area"), and flood insurance was available, a flood insurance policy meeting the requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (a) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (b) the outstanding principal balance of such Mortgage Loan, and (c) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program. Each Mortgaged Property and all improvements thereon are also covered by comprehensive general liability insurance in such amounts as are generally required by reasonably prudent commercial lenders for similar properties; if any Mortgaged Property is located in the state of California or in "seismic zone" 3 or 4, a seismic assessment was conducted (except in the case of mobile home parks) at the time of origination and seismic insurance was obtained to the extent such Mortgaged Property has a PML of greater than twenty percent (20%) calculated using at least a 450 a year look back with a 10% probability of exceedance in a 50 year period; all properties in Florida and within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina and South Carolina have windstorm insurance; any nonconformity with applicable zoning laws and ordinances (1) is not a material nonconformity and does not materially and adversely affect the use, operation or value of the Mortgaged Property, (2) constitutes a legal non-conforming use or structure which, in the event of casualty or destruction, may be restored or repaired to materially the same extent of the use or structure at the time of such casualty, (3) is covered by law and ordinance insurance in an amount customarily required by reasonably prudent commercial or multifamily, as applicable, mortgage lenders,
            (4) is covered by a zoning endorsement covering any loss to the mortgagee resulting from such non-conformity or (5) is covered by insurance that will provide proceeds that, together with the value of the related land, will be sufficient to repay the Mortgage Loan; and additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability rating from Standard & Poor's, Moody's or Fitch of not less than A-minus (or the equivalent), or from A.M. Best of not less than "A:V" (or the equivalent). At origination, and to the Seller's knowledge as of the Closing Date, such insurance was, or is, as applicable, in full force and effect with respect to each related Mortgaged Property and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; and except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Loan Documents, any insurance proceeds in respect of a casualty loss will be applied either to (1) the repair or restoration of the related Mortgaged Property with the mortgagee or a third party custodian acceptable to the mortgagee having the right to hold and disburse the proceeds as the repair or restoration progresses, other than with respect to amounts that are customarily acceptable to commercial and multifamily mortgage lending institutions, or (2) the reduction of the outstanding principal balance of the Mortgage Loan. The insurer with respect to each policy is qualified to write insurance in the relevant jurisdiction to the extent required. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without 30 days' prior written notice to the mortgagee (or, with respect to non-payment, 10 days' prior written notice to the mortgagee) or such lesser period as prescribed by applicable law; and no such notice has been received, including any notice of non-payment of premiums, that has not been cured. With respect to each Mortgage Loan, the related Mortgage requires that the related Mortgagor or a tenant of such Mortgagor maintain insurance as described above or permits the mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender after September 11, 2001 or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, for each Mortgage Loan, (A) the related all risk property casualty insurance policy and business interruption policy do not exclude acts of terrorism, or any related damage claims or (B) Mortgagor has obtained insurance satisfying the above coverage requirements against damage and business interruption resulting from acts of terrorism, from coverage as of the later of
            (i) the date of origination of the Mortgage Loan and (ii) the date as of which the policy was renewed or amended, and the related Loan Documents do not expressly prohibit or waive such coverage, except to the extent that any right to require such coverage may be limited by commercially reasonable availability. The Mortgage for each Mortgage Loan provides that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage may entitle the related Mortgagor to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Mortgagor holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph
            (44) below).

                  (15) No Material Defaults. Other than payments due but not yet
            30 days or more delinquent (A) there exists no material default, breach, violation or event of acceleration under the related Loan Documents and (B) since the date of origination of such Mortgage Loan, there has been no declaration by the Seller or prior holder of such Mortgage Loan of an event of acceleration under the related Loan Documents, and (C) to Seller's actual knowledge no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any of such documents has occurred and is continuing; the Seller has not waived any material default, breach, violation or event of acceleration under any of such documents; and under the terms of each Mortgage Loan, each related Mortgage Note, each related Mortgage and the other Loan Documents in the related Mortgage File, no person or party other than the mortgagee may declare an event of default or accelerate the related indebtedness under the Loan Documents; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to the subject matter otherwise covered by any other representation and warranty made by the Seller in this
            Schedule II.

                  (16) Payment Record. Each Mortgage Loan is not, and in the
            prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months) has not been, 30 days or more past due in respect of any Monthly Payment without giving effect to any applicable grace or cure period.

                  (17) Additional Collateral. The related Loan Documents do not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation, other than another Mortgage Loan.

                  (18) Qualified Mortgage. Each Mortgage Loan constitutes a
            "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage, or any substantially similar successor provision) and the related Mortgaged Property, if acquired by a REMIC in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8), assuming compliance with all of the requirements of a "foreclosure property" under Section 856(e)(4) by the Trustee, the Master Servicer, the Special Servicer, as applicable, and their respective agents, but without regard to the holding period requirements set forth in Section 856(e)(2). Prepayment Premiums and yield maintenance charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

                  (19) Environmental Conditions. One or more property condition or engineering reports (relating to lead-based paint, asbestos and radon gas) or environmental site assessments meeting the requirements of the American Society for Testing and Materials in effect at the time the related report was or the related reports were prepared covering all environmental hazards typically assessed for similar properties including use, type and tenants of the Mortgaged Property (an "Environmental Report"), or an update of such an assessment, was performed by an experienced licensed (to the extent required by applicable state law) environmental consulting firm with respect to each Mortgaged Property securing a Mortgage Loan in connection with the origination of such Mortgage Loan and thereafter updated such that, (a) such Environmental Report is dated no earlier than twelve months prior to the Closing Date, (b) a copy of each such Environmental Report has been delivered to the Purchaser; and (c) either: (i) no such Environmental Report provides that as of the date of the report there is a material violation of any applicable environmental laws with respect to any circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) a party not related to the related Mortgagor with financial resources reasonably adequate to cure the subject violation in all material respects was identified as the responsible party for such condition or circumstance, (B) the related Mortgagor was required to provide additional security adequate to cure the subject violation in all material respects and to obtain an operations and maintenance plan,
            (C) such conditions or circumstances were investigated further and based upon such additional investigation, an independent environmental consultant recommended no further investigation or remediation, or recommended only the implementation of an operations and maintenance program, which the Mortgagor is required to do, (D) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (E) the related Mortgaged Property is insured under a policy of insurance against losses arising from such circumstances and conditions, (F) the circumstance or condition has been fully remediated, (G) the related Mortgagor provided a "no further action" letter or other evidence acceptable to the Seller and that would be acceptable to a reasonably prudent lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (H) the expenditure of funds reasonably estimated to be necessary to effect such remediation is the lesser of (a) 2% of the outstanding principal balance of the related Mortgage Loan and (b) $200,000, (I) the related Mortgagor or another responsible party is currently taking such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority, or (J) a responsible party with financial resources reasonably adequate to cure the violation provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report (and, with respect to Mortgaged Properties with Environmental Reports dated earlier than twelve months prior to the Closing Date, also to the Seller's knowledge since the date of such report through the Closing
            Date), there are no significant or material circumstances or conditions with respect to any Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to Seller at the issue of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. The Mortgage, or other Loan Document in the Mortgage File, for each Mortgage Loan encumbering the Mortgaged Property requires the related Mortgagor to comply and cause the Mortgaged Property to comply with all applicable federal, state and local environmental laws and regulations. The Seller has not taken any action which would cause the Mortgaged Property not to be in compliance with all federal, state and local laws pertaining to environmental hazards or which could subject the Seller or its successors and assigns to liability under such laws. Each Mortgagor represents and warrants in the related Loan Documents generally to the effect that except as set forth in certain specified environmental reports and to the best of its knowledge that as of the date of origination of such Mortgage Loan, there were no hazardous materials on the related Mortgaged Property, and that the Mortgagor will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials, in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives, or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Mortgagor (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against, or otherwise be liable for, any and all losses resulting from a breach of environmental representations, warranties or covenants given by the Mortgagor in connection with such Mortgage Loan, generally including any and all losses, liabilities, damages, injuries, penalties, fines, expenses and claims of any kind or nature whatsoever (including without limitation, attorneys' fees and expenses) paid, incurred or suffered by or asserted against, any such party resulting from such breach.

                  (20) Customary Mortgage Provisions. The related Loan Documents contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if customary, non-judicial foreclosure, subject to the effects of bankruptcy or similar law affecting the right of creditors and the application of principles of equity, and there is no exemption available to the Mortgagor which would interfere with such right to foreclose except any statutory right of redemption or as may be limited by anti-deficiency laws or by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principals of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (21) Bankruptcy. No Mortgaged Property, nor any material
            portion thereof, is the subject of and no Mortgagor is a debtor in any state or federal bankruptcy or insolvency or similar proceeding.

                  (22) Whole Loan; Interest Only; No Equity Participation or
            Contingent Interest. Each Mortgage Loan is a whole loan and not a participation interest in a loan. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Mortgagor, has a shared appreciation feature, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for interest-only payments without principal amortization (except as disclosed in the Prospectus Supplement) or for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) subject to available funds, a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related Monthly Payment. Neither the Seller nor any affiliate thereof has any obligation to make any capital contribution to the Mortgagor under the Mortgage Loan or otherwise nor holds any equity interest in any Mortgagor.

                  (23) Transfers and Subordinate Debt. The Mortgage Loan does not permit the related Mortgaged Property or any interest therein, including any ownership interest in the Mortgagor, to be encumbered by any mortgage lien or other encumbrance except the related Mortgage or the Mortgage of another Mortgage Loan contained in the same Cross-Collateralized Set of Mortgage Loans without the prior written consent of the holder thereof. To Seller's knowledge, as of origination, and, to the Seller's actual knowledge as of the Closing Date, except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The Loan Documents require the Mortgagor to pay all reasonable costs and expenses related to any required consent to any transfer or encumbrance, including reasonable legal fees and expenses and any applicable Rating Agency fees. The Loan Documents contain a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage, either the related Mortgaged Property, or any direct equity interest in the related Mortgagor, is directly or indirectly pledged, transferred or sold, other than by reason of family and estate planning transfers, transfers of less than a controlling interest in the Mortgagor, issuance of non-controlling new equity interests, transfers that are subject to the holder's approval of transferee and satisfaction of certain conditions specified in the Loan Documents, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgage Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

                  (24) Waivers and Modification. The terms of the related Loan
            Documents have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any material respect, except pursuant to a written instrument duly submitted for recordation, to the extent required, and specifically included in the related Mortgage File. No alterations, waivers, modifications or assumptions of any kind have been given, made or consented to by or on behalf of the Seller since May 26, 2008. The Seller has not taken any intentional action that would cause the representations and warranties of the related Mortgagor under the Mortgage Loan not to be true and correct in any material respect.

                  (25) Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator within the 12 months prior to the Closing Date.

                  (26) Releases of Mortgaged Property. Since origination, no portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in any manner which materially and adversely affects the value, use or operation of the Mortgaged Property or materially interferes with the security intended to be provided by such Mortgage. The terms of the related Mortgage do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) in consideration of payment therefor equal to not less than 125% of the related allocated loan amount of such Mortgaged Property specifically set forth in the related Loan Documents, (b) upon payment in full of such Mortgage Loan, (c) Mortgage Loans which permit defeasance by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i) sufficient to pay the Mortgage Loans in accordance with their terms, (d) Mortgage Loans which permit the related Mortgagor to substitute a replacement property subject to the satisfaction of enumerated conditions that would be acceptable to a reasonably prudent commercial or multifamily, as applicable, lender, but which do not include the consent or approval of the lender to the substitution or the substitute property, or (e) a portion of the Mortgaged Property that was not given any value in connection with either the initial underwriting or appraisal of the Mortgage Loan.

                  (27) Defeasance. With respect to any Mortgage Loan that
            contains a provision for any defeasance of mortgage collateral (a "Defeasance Loan"), the related Mortgage Note, Mortgage or other related Loan Document contained in the Mortgage File, provides that the defeasance option is not exercisable prior to a date that is at least two (2) years following the Closing Date and is otherwise in compliance with applicable statutes, rules and regulations governing REMICs; requires prior written notice to the holder of the Mortgage Loan of the exercise of the defeasance option and payment by Mortgagor of all related fees, costs and expenses as set forth below; requires, or permits the lender to require, the Mortgage Loan (or the portion thereof being defeased) to be assumed by a single-purpose entity; and requires delivery of a legal opinion that the Trustee has a perfected security interest in such collateral prior to any other claim or interest. In addition, each Mortgage loan that is a Defeasance Loan permits defeasance only with substitute collateral constituting "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note (or the portion thereof being defeased) either through and including the maturity date of such Mortgage Loan or the first date that the Mortgagor can prepay the Mortgage Loan without a prepayment premium, and in the case of ARD Loans, assuming the Anticipated Repayment Date is the Stated Maturity Date. Further, the Mortgage or other related Loan Document contained in the Mortgage File requires that an independent certified public accountant certify that such government securities are sufficient to make all such scheduled payments when due. To Seller's actual knowledge, defeasance under the Mortgage Loan is only for the purpose of facilitating the release of the Mortgaged Property and not as a part of an arrangement to collateralize a REMIC with obligations that are not real estate mortgages. With respect to each Defeasance Loan, the related Mortgage or other related Loan Document provides that the related Mortgagor shall (or permits the mortgagee to require the Mortgagor to) (a) pay all Rating Agency fees associated with defeasance (if Rating Agency approval is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant's fees and opinions of counsel, or (b) provide all opinions reasonably required by the mortgagee under the related Loan Documents, including, if applicable, a REMIC opinion and a perfection opinion and any applicable rating agency letters confirming no downgrade or qualification of ratings on any classes in the transaction. Additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the Mortgage Loan or the related documents require (or permit the mortgagee to require) confirmation from the Rating Agency that exercise of the defeasance option will not cause a downgrade or withdrawal of the rating assigned to any securities backed by the Mortgage Loan and require (or permit the mortgagee to require) the Mortgagor to pay any Rating Agency fees and expenses.

                  (28) Local Law Compliance; Non-Conforming Uses or
            Improvements. To the Seller's knowledge as of the date of origination of such Mortgage Loan, and, to the Seller's actual knowledge, as of the Cut-off Date, the Mortgaged Property and the improvements located on or forming part of, and the existing use of, each Mortgaged Property securing a Mortgage Loan was or are, as applicable, in material compliance with all applicable zoning laws including parking and ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, either law and ordinance insurance coverage has been obtained in amounts adequate to avoid loss to the mortgagee, or such non-compliance and failure does not materially and adversely affect the value of the related Mortgaged Property).

                  (29) (reserved)

                  (30) Single-Purpose Entity. Each Mortgage Loan with an
            original principal balance over $5,000,000 requires the Mortgagor to be for at least for so long as the Mortgage Loan is outstanding, and to Seller's actual knowledge each Mortgagor is, a Single-Purpose Entity. For this purpose, "Single-Purpose Entity" means a person, other than an individual, whose organizational documents provide, and/or which entity represented and covenanted in the related Loan Documents, substantially to the effect that such Mortgagor (i) is formed or organized solely for the purpose of owning and operating the related Mortgaged Property or Properties; (ii) does not engage in any business unrelated to such Mortgaged Property or Properties and the financing thereof; (iii) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (iv) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Loan Documents; (v) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (vi) holds itself out as being a legal entity, separate and apart from any other person. In addition, with respect to all Mortgage Loans with an original principal balance of $15,000,000 or more, the Mortgagor's organizational documents provide substantially to the effect that the Mortgagor shall: observe all entity level formalities and record keeping; conduct business in its own name; not guarantee or assume the debts or obligations of any other person; not commingle its assets or funds with those of any other person; prepare separate tax returns and financial statements, or if part of a consolidated group, be shown as a separate member of such group; transact business with affiliates on an arm's length basis pursuant to written agreements; hold itself out as being a legal entity, separate and apart from any other person and such organizational documents provide that: any dissolution or winding up or insolvency filing for such entity is prohibited or requires the unanimous consent of an independent director or member or all partners or members, as applicable; such documents may not be amended with respect to the Single-Purpose Entity requirements without the approval of the mortgagee or rating agencies; and the Mortgagor shall have an outside independent director or member. The Mortgage File for each such Mortgage Loan having an original principal balance of $20,000,000 or more contains a counsel's opinion regarding non-consolidation of the Mortgagor in any insolvency proceeding involving its equity owner or group of equity owners having an equity interest greater than 49%. To Seller's actual knowledge, each Mortgagor has fully complied with the requirements of the related Mortgage Loan and Mortgage and the Mortgagor's organizational documents regarding Single-Purpose-Entity status. The organization documents of any Mortgagor on a Mortgage Loan having an original principal balance of $15,000,000 or more which is a single member limited liability company provide that the Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of the sole member.

                  (31) No Advances. No advance of funds has been made after
            origination, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's knowledge, no funds have been received from any person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

                  (32) Litigation or Other Proceedings. To Seller's knowledge, as of origination there were no, and to the Seller's actual knowledge, as of the Closing Date, there are no, pending actions, suits, litigation, arbitration or other proceedings by or before any court, arbitrator or governmental authority against the Mortgagor (or any related guarantor to the extent the Seller would consider such guarantor material to the underwriting or such Mortgage Loan) under any Mortgage Loan or the related Mortgaged Property that could reasonably be expected to materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan, the Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or such guarantor's ability to meet its obligations under the related Loan Documents.

                  (33) No Usury. The Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan (other than an ARD Loan after the Anticipated Repayment Date) is a fixed rate, and complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

                  (34) Trustee Under Deed of Trust. If the Mortgage for any
            Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan and all such fees and expenses are the obligation of the Mortgagor under the Mortgage.

                  (35) Other Collateral; Cross-Collateralization. The related
            Mortgage Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

                  (36) (reserved)

                  (37) Escrow Deposits. All escrow deposits and payments
            required pursuant to the Loan Documents are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith, and all such escrows, deposits and payments will be conveyed by the Seller to the Purchaser and identified as such with appropriate detail on the Closing Date.

                  (38) Licenses and Permits. The Mortgage Loan requires the
            related Mortgagor, to the extent required by law, to be qualified to do business, and requires the related Mortgagor and the related Mortgaged Property to be in material compliance with all regulations, licenses, permits, authorizations, restrictive covenants and zoning and building laws, in each case to the extent required by law or to the extent that the failure to be so qualified or in compliance would have a material and adverse effect upon the enforceability of the Mortgage Loan or upon the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby. To the Seller's knowledge, as of the date of origination of each Mortgage Loan based on any of: (i) a letter from governmental authorities,
            (ii) a legal opinion, (iii) an endorsement to the related Title Insurance Policy, (iv) a zoning report from a zoning consultant, or
            (v) other due diligence that the originator of the Mortgage Loan customarily performs in the origination of comparable mortgage loans, and to the Seller's actual knowledge as of the Closing Date, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses and permits have otherwise been issued.

                  (39) Servicing and Collection Practices. The servicing and collection practices used by the Seller and its affiliates or contractors engaged by it with respect to the Mortgage Loan have been in all respects legal and have met customary standards utilized by prudent commercial or multifamily, as applicable, lenders and servicers.

                  (40) Mortgagor Organization. Each Mortgagor that is an entity is organized under the laws of a state of the United States of America.

                  (41) Non-Recourse Exceptions. Each Mortgage Loan is
            non-recourse, except that the Mortgagor and either: a principal of the Mortgagor or other natural person, with assets other than any interest in the Mortgagor, has agreed to be jointly and severally liable for all liabilities, expenses, losses, damages, expenses or claims suffered or incurred by the holder of the Mortgage Loan by reason of or in connection with: (i) any fraud or material misrepresentation by the Mortgagor, (ii) misapplication or misappropriation of rents, insurance proceeds or condemnation awards or (iii) violation of applicable environmental laws or breaches of environmental covenants. No waiver of liability for such non-recourse exceptions has been granted to the Mortgagor or any such guarantor or principal by the Seller or anyone acting on behalf of the Seller.

                  (42) Separate Tax Parcels. Each Mortgaged Property constitutes one or more separate tax lots (or will constitute separate tax lots when the next tax maps are issued), or, in certain instances, an application has been made to the applicable governing authority for creation of separate tax lots that shall be effective for the next tax year (and, with respect to tax parcels for which such application has been made, prior to the creation of such separate tax lots, taxes are being escrowed for the entire existing tax parcel), or is subject to an endorsement under the related Title Insurance Policy insuring for losses arising from any claim that the Mortgaged Property is not one or more separate tax lots.

                  (43) Financial Statements. Each Mortgage or related Loan
            Documents requires the Mortgagor upon request to provide the owner or holder of the Mortgage with quarterly (except for Mortgage Loans with an original principal balance less than $3,000,000) and annual operating statements (or a balance sheet statement of income and expenses and a statement of changes in financial position), and such additional information regarding the Mortgagor and the Mortgaged Property as the owner or holder of the Mortgage may request which annual financial statements for all Mortgage Loans with an original principal balance greater than $20,000,000 shall be audited by an independent certified public accountant upon the request of the holder of the Mortgage Loan.

                  (44) Fee/Leasehold Properties. Each Mortgage Loan is secured by the fee interest in the related Mortgaged Property, except that with respect to Mortgage Loans that are secured by the interest of the related Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease") (the term Ground Lease shall mean such ground lease, all written amendments and modifications, and any related estoppels or agreements from the ground lessor and, in the event the Mortgagor's interest is a ground subleasehold, shall also include not only such ground sublease but also the related ground lease), but not by the related fee interest in such Mortgaged Property (the "Fee Interest") and:

                        (a) Such Ground Lease or a memorandum thereof has been
                  duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially adversely affect the security provided by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of written instruments which are a part of the related Mortgage File;

                        (b) Such Ground Lease is not subject to any liens or
                  encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Title Exceptions, and provides that it shall remain prior to any mortgage or other lien upon the related Fee Interest;

                        (c) The Mortgagor's interest in such Ground Lease is
                  assignable to the mortgagee and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the mortgagee and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor;

                        (d) Such Ground Lease is in full force and effect, and
                  the Seller has not received as of the Closing Date notice (nor is the Seller otherwise aware) that any default has occurred under such Ground Lease;

                        (e) Seller or its agent has provided the lessor under
                  the Ground Lease with notice of its lien, and such Ground Lease requires the lessor to give notice of any default by the lessee to the mortgagee, and such Ground Lease, or an estoppel letter received by the mortgagee from the lessor, further provides that no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

                        (f) The mortgagee under such Mortgage Loan is permitted
                  a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of written notice of any such default, before the lessor thereunder may terminate such Ground Lease, and all of the rights of the mortgagor under such Ground Lease and the related Mortgage (insofar as it relates to the Ground Lease) may be exercised by or on behalf of the mortgagee;

                        (g) Such Ground Lease has a current term (including one
                  or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the Seller and its successors and assigns) which extends not less than the greater of 10 years beyond the amortization term and 20 years beyond the Stated Maturity Date for the related Mortgage Loan (or, with respect to any Mortgage Loan with an Anticipated Repayment Date, 10 years beyond the amortization term);

                        (h) Such Ground Lease requires the lessor to enter into
                  a new lease with the mortgagee under such Mortgage Loan upon termination of such Ground Lease for any reason, including rejection of such Ground Lease in a bankruptcy proceeding;

                        (i) Under the terms of such Ground Lease and the related
                  Loan Documents, taken together, any related insurance proceeds or condemnation award that is awarded with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage Loan or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

                        (j) Such Ground Lease does not impose any restrictions
                  on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of the Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage;

                        (k) Such Ground Lease may not be amended or modified
                  without the prior consent of the mortgagee under such Mortgage Loan and that any such action without such consent is not binding on such mortgagee, its successors or assigns;

                        (l) The terms of such Ground Lease have not been waived,
                  modified, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by the related Mortgage.

                  (45) Fee Simple Interest. Except with respect to the Mortgage
            Loans secured by Ground Leases, each of the Mortgagors (or its affiliates) has title in the fee simple interest in each related Mortgaged Property.

                  (46) ARD Loans. Each ARD Loan requires scheduled monthly
            payments of principal; if any ARD Loan is not paid in full by its Anticipated Repayment Date, and assuming that it is not otherwise in default, the rate at which such Mortgage Loan accrues interest will increase to the sum of the original Mortgage Rate and a specified margin not less than 2 percent (2%); the Anticipated Repayment Date of any such Mortgage Loan is not less than 7 years from the date of origination; and after the Anticipated Repayment Date, the Loan Documents provide that excess cash flow after payment of expenses, including scheduled interest and capital expenditures approved by the lender, will be used to repay principal.

                  (47) Authorization in Jurisdiction. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

                  (48) No Financing for Incomplete Improvements. The Mortgage
            Loan was not originated for the purpose of financing the construction of incomplete improvements on the related Mortgaged Property other than tenant improvements.

                  (49) No Fraud. Neither the Seller, the originator, nor any employee or agent of the Seller or the originator has participated in any fraud or intentional material misrepresentation with respect to the Mortgagor, the Mortgaged Property or any guarantor. To Seller's actual knowledge, no Mortgagor or guarantor is guilty of defrauding or making an intentional material misrepresentation to the Seller with respect to the origination of the Mortgage Loan, the Mortgagor or the Mortgaged Property.

                  (50) Grace Periods. The related Mortgage or Mortgage Note
            provides a grace period for delinquent Monthly Payments no longer than 10 days from the applicable Due Date other than as disclosed in the Mortgage Loan Schedule.

                  (51) Appraisals. The Mortgage File contains an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal or a supplemental letter from the appraiser states that the appraisal satisfies the appraisal guidelines set forth in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989 (as amended), all as in effect on the date the Mortgage Loan was originated.

                  (52) Mortgagor Concentration. Except as disclosed in the
            Prospectus Supplement, (a) no Mortgagor is the Mortgagor with respect to more than one Mortgage Loan and (b) to the Seller's knowledge, no Cross-Collateralized Set of Mortgage Loans with affiliated mortgagors have an aggregate principal balance equaling more than $109,318,750.

                  (53) Environmental Insurance Policies. If the Mortgaged
            Property securing any Mortgage Loan is covered by a secured creditor environmental insurance policy, then:

                        (a) the Seller:

                              (i) has disclosed, or is aware that there has been
                        disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; and

                              (ii) has delivered or caused to be delivered to
                        the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property,

                              in each case with respect to (i) and (ii) to the
                        extent required by such policy or to the extent the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy;

                        (b) all premiums for such insurance have been paid;

                        (c) has a term not less than 5 years beyond the term of
                  the Mortgage Loan (or 5 years beyond the Anticipated Repayment Date with respect to an ARD Loan) and is not cancelable during such term; and

                        (d) such insurance is in full force and effect.

                        If the Mortgage Loan is listed on Schedule IIA(53) and
                  the environmental insurance for such Mortgage Loan is not a secured creditor policy but was required to be obtained by the Mortgagor, then the holder of the Mortgage Loan is entitled to be an additional insured under such policy, all premiums have been paid, such insurance is in full force and effect, such policy may not be cancelled or amended without the consent of the Seller or its successors and assigns and, to the Seller's knowledge, the Mortgagor has made the disclosures and complied with the requirements of clauses (a) and (b) of this Paragraph
                  (53).

                  (54) Access. The Mortgaged Property is located on or adjacent to a public road, or has access to an irrevocable easement permitting ingress and egress.

                                  SCHEDULE IIA

                EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES WITH
                  RESPECT TO THE BANK OF AMERICA MORTGAGE LOANS

                                REPRESENTATION 3

                             Good Title; Conveyance.

IBP (3291622)                                The related Mortgage Loan was
                                             originated by LaSalle Bank
550 West Jackson (3290251)                   National Association or was
                                             assigned to LaSalle Bank National
Korman Somerset Apartments (3291754)         Association by the original
                                             Mortgage Loan lender.
Galleria at Sugarloaf (3291242)

357 South Gulph and 444 Oxford Valley
(3290210)

Baffin Bay Self Storage (3290608)

Onyx Building (3292422)

Southern Cross Shopping Center (3292992)

Ganesh Business Park (3291259)

Villages of Stoney Run (3293867)

Dick's Sporting Goods - Green Bay (3291069)

Mount Pleasant Marketplace (3292158)

University Green Apartments (3293370)

Holiday Inn - Amherst (3291515)


Northpointe Retail (3292299)

Mercy Behavioral Health (3292059)

Indian Creek Apartments (3291648)

Best Western Atlantic Beach (3293883)

Cadillac & Hiram Sibley Building (3290749)

Casey Industrial (3290814)

VE - Meadowpark Apartments (3293453)

Carolina Center Business Park (3290780)

Red Rock Plaza (3292653)

425 Broome Street (3290194)

Prairie Grove Apartments (3293842)

VE - Pecan Acres (3293461)

Lakeridge Commons (3291796)

Super Center Pointe Plaza (3293115)

Lake Land College Apartments (3291762)

Woodcrest Apartments (3293750)

Kennebunk Medical (3291705)

Republic Medical Office Building IV
(3292679)

The Park in Pleasantville (3293248)

Metropolitan National Plaza (3292067)

Lake Manawa Retail (3291770)

Kaysville Business Park (3291697)

Applewood Office Park (3290459)

Fairhaven Mobile Home Park (3291176)

Main Street Loft Retail (3291994)

Time Square & Union Square Building
(3293305)

Foster City Medical Office (3291234)

Chase Bank (3290863)

Walgreens - Park Forest (3293552)

Pineridge Apartments (3292547)

College Station Retail (3290947)

Rolling Meadows Apartments (3292760)

Houston Commons Retail Center (3291572)

Military Plaza (3292083)

Brentstone Apartments (3290707)

Summerhill Apartment Complex (3293081)

Whispering Pines (3293719)

Wal-Mart Shop Building (3293636)

Westwood Mobile Estates (3293693)

Chateau Grand Apts. (3290871)

Quaid Center (3292612)

Cedar Tree Apartments and Storage (3290848)

Brookhill Towne Center (21545)               The related Mortgage Loan was
                                             originated by Bridger Commercial
Jacinto Towers (23021)                       Funding LLC or was assigned to
                                             Bridger Commercial Funding LLC by
College Creek (25339)                        the original Mortgage Loan lender.

Canton Center (21294)

Old Fulton Theater Building (23570)

Cameron Brook Apartments (16720)             The related Mortgage Loan was
                                             originated by Countrywide
Sherman Place (15017)                        Commercial Real Estate Finance,
                                             Inc. or was assigned to
Shops at Tara (16258)                        Countrywide Commercial Real Estate
                                             Finance, Inc. by the original
Woodland Village- Bastrop (7759)             Mortgage Loan lender.

Peachtree Corners Village (16259)

Discount SS Hesperia (12153)

Storage Zone (10605)

Riverside Plaza Georgia (16374)

                                REPRESENTATION 4

           No Holdbacks; Improvements Complete or Escrows Established.

The Village at Cascade Station          In connection with construction work
(3403313)                               previously completed at the related
                                        Mortgaged Property, the related
                                        Mortgagor is obligated to pay an
                                        outstanding balance of $1,378,962.00
                                        due under the related construction
                                        contract. Pursuant to a Completion
                                        Guaranty, CenterCal, LLC, an indirect
                                        owner of the related Mortgagor, has
                                        agreed for the benefit of the mortgagee
                                        to guarantee the completion of the
                                        construction of the improvements and to
                                        pay any amounts with respect thereto,
                                        provided the completion guaranty
                                        obligations are capped at an amount of
                                        $5,900,000.

                                REPRESENTATION 6

                         Assignment of Leases and Rents.

To the extent that the related Mortgagor leases all or part of the related Mortgaged Property to a master lessee, which master lessee enters into leases with tenants of such related Mortgaged Property, such master lessee owns an interest in any payments due under such related leases.

Arundel Mills (3407568)    The owner of the related Mortgaged Property owns an
                           interest in any payments due under such related leases. The related Mortgage Loan is secured by an Indemnity Guaranty and an Indemnity Deed of Trust and Security Agreement and an Indemnity Assignment of Leases and Rents, which documents have been executed by the owner(s) of the related Mortgagor.
                           This structure is known as an Indemnity Deed of Trust, which is specific to the State of Maryland.

                                REPRESENTATION 9

                                 Mortgage Lien.

Arundel Mills (3407568)     Pursuant to an exception to the related title
                            policy, the Mortgaged Property is subject to a Ground Lease to Anne Arundel Community College
                            Foundation, Inc. and a Sublease to the Board of Trustees of Anne Arundel Community College. The owner of the fee simple estate has agreed to subordinate its interest to the lien of the deed of trust in favor of The Bank of New York, as evidenced by the Subordination, Non-Disturbance,
                            Attornment and Estoppel agreement dated April 15,
                            2002. The foregoing encumbers only Lot 2 of the Mortgaged Property.

Southern Cross Shopping     The tenant, Walgreens, has a right of first refusal
Center (3292992)            to purchase the ground leased portion of the
                            Mortgaged Property if such portion is sold separately from the Mortgaged Property. The
                            Mortgage Loan agreement requires  the related
                            Mortgagor to reserve an amount equal to $230,000 until an acceptable subordination, non-disturbance and attornment agreement is received to subordinate such right.

Walgreens - Park Forest     The tenant, Walgreens, has a right of first refusal
(3293552)                   to purchase the Mortgaged Property. The related
                            Mortgagor is required to give Walgreens notice of its intention to sell the Mortgaged Property and the terms of any bona fide third party offer received. Walgreens has fifteen days to accept those terms of such offer and close. Walgreens subordinated its rights under its lease to the Mortgage pursuant to a subordination, non-disturbance and attornment agreement executed at closing, however the related mortgagee has recognized Walgreens rights under the lease, including such right of first refusal, provided that Walgreens is not in then default under the lease.

                                REPRESENTATION 12

            Condition of Property; No Condemnation; No Encroachments.

Apple Hotel Portfolio (3409444)   A condemnation is in process with respect to
                                  the Mortgaged Property known as the Dallas
                                  Marriott Residence Inn Park Central, located at 7642 LAB Freeway, Dallas, Texas.

                                REPRESENTATION 14

                                   Insurance.

Some of the related Loan Documents provide that the loss of rents or income, as applicable, will be insured until completion of Restoration or the expiration of 12 months, whichever first occurs.

The related form Loan Documents with respect to the Mortgage Loans originated by Bridger Commercial Funding LLC contain general insurance provisions whereby the related Mortgagor is generally required to maintain all-risk insurance not to exceed full replacement cost of the related Mortgaged Property, flood insurance if the related Mortgaged Property is located in a special flood hazard area, earthquake insurance if the related Mortgaged Property is located in an earthquake fault zone, public liability insurance, and such other insurance as mortgagee may require.

Vineyard Gate        The related Mortgaged Property is located in the State of
Apartments (3407535) California; however seismic insurance may not be maintained.
Carlsbad Office
Building (3405213)

Baffin Bay Self
Storage (3290608)

Reef HQ (3408086)

Northpointe Retail
(3292299)

Casey Industrial
(3290814)

Red Rock Plaza
(3292653)

Esplanade Mini
Storage (3409479)

Foster City Medical
Office (3291234)

Wal-Mart Shop
Building (3293636)

Home Depot - 87th &  The related Mortgage Loan agreement for the Mortgage Loan
Dan Ryan (3409055)   allows for the sole tenant of the related Mortgaged
                     Property, Home Depot, to self-insure the related Mortgaged
                     Property. Casualty and condemnation proceeds are to be distributed in accordance with the Home Depot lease. So long as, among other things: (A) Home Depot remains as tenant under the Home Depot Lease and (B) Home Depot maintains a credit rating of no less than "BBB+" by S&P, related Mortgagor's obligation to maintain insurance coverage against losses resulting from acts of terrorism will be waived.

Korman Somerset      The required insurance coverages may be issued by a
Apartments (3291754) syndicate of insurers as long as at least 65% (if the syndicate has four or fewer members) or 60% (if the syndicate has five or more members) of the insured amounts are provided by carriers having a claims paying ability rating of "A-" or better from S&P provided that (a) the first layer of coverage is provided by a carrier having a claims paying ability rating of "A" or better from S&P and
                     (b) all carriers in the syndicate have a claims paying ability rating of "BBB" or better from S&P, except that so long as one or more of BlackRock Realty Advisors, Inc., CALPERS, or Togar Property Company directly or indirectly owns at least 51% of the related Mortgagor, then up to 5% of the insured amounts may be provided by carriers having a claims paying ability rating of "A-:VIII" or better from A.M. Best.

550 West Jackson     The related Mortgagor's obligation to maintain terrorism
(3290251)            insurance is subject to a cap in the amount of premiums
                     for such insurance.

                     Under the related Mortgage Loan agreement, the related Mortgagor is required to maintain casualty insurance and flood insurance in the amount of $79,000,000.

                     The insurance policies are required to be issued by financially sound and responsible insurance companies authorized to do business in the state in which the Mortgaged Property is located and having a claims paying ability rating of "AA" or better by S&P and Fitch and "Aa2" by Moody's, or a syndicate of insurers through which at least 75% of the coverage by primary insurers (if there are four of fewer members of the syndicate) or at least 60% of the coverage by primary insurers (if there are five or more members of the syndicate) is with carriers having claims-paying ability ratings of "A-" or better (provided that the first layer of coverage are required to be issued by an insurer having a claims-paying ability of "A-" or better and all such carriers are required to have claims-paying ability ratings of "BBB" or better by S&P and Fitch and "Baa3" by Moody's, or, subject to the related Mortgagor's prior receipt of a confirmation from the Rating Agencies, a claims- paying ability less than the foregoing. If a securitization occurs, the foregoing required insurance company rating by a Rating Agency not rating any related "Securities" (as defined in the Loan Documents) will be disregarded. Notwithstanding the foregoing, the related Mortgagor will be permitted to maintain the insurance policies with insurance companies which do not meet the foregoing requirements (an "Otherwise Rated Insurer"), provided the related Mortgagor obtains a "cut-through" endorsement (that is, an endorsement which permits recovery against the provider of such endorsement) with respect to any Otherwise Rated Insurer from an insurance company which meets the claims paying ability ratings required above. Moreover, if the related Mortgagor desires to maintain insurance required hereunder from an insurance company which does not meet the claims paying ability ratings set forth in this paragraph but the parent of such insurance company, which owns at least 51% of such insurance company, maintains such ratings, the related Mortgagor may use such insurance companies if approved by the Rating Agencies (such approval may be conditioned on items required by the Rating Agencies including a requirement that the parent guarantee the obligations of such insurance company).

Arundel Mills        The loan amount is above $20 million, and the related
(3407568)            Mortgage Loan agreement provides that "Policies" (as
                     defined in the Loan Documents) are required to be issued by financially sound and responsible insurance companies authorized to do business in Maryland and having a claims paying ability rating of (i) if there is only one insurance company issuing the Policies, "A" or better (and the equivalent thereof) by at least two of the Rating
                     Agencies rating the Securities (as defined in the Loan
                     Documents) (one of which must be S&P if S&P is rating the Securities, and one of which must be Moody's if Moody's is rating the Securities), or if only one Rating Agency is rating the Securities, then only by such Rating Agency, or
                     (ii) if there are more than one, but less than five, insurance companies collectively issuing the Policies, 75% or more of the insured amount are required to have a claims paying ability rating of "A" or better (and the equivalent thereof) by at least two of the Rating Agencies rating the Securities (one of which must be S&P if S&P is rating the Securities, and one of which must be Moody's if Moody's is rating the Securities), or if only one Rating
                     Agency is rating the Securities, then only by such Rating
                     Agency, and the remaining 25% (or lesser remaining amount) of which are required to have a claims paying ability rating of "BBB" or better (and the equivalent thereof) by at least two of the Rating Agencies rating the Securities
                     (one of which must be S&P if S&P is rating the Securities, and one of which must be Moody's if Moody's is rating the Securities), or if only one Rating Agency is rating the Securities, then only by such Rating Agency, or (iii) if there are five or more insurance companies collectively issuing the Policies, 60% or more of the insured amount are required to have a claims paying ability rating of "A" or better (and the equivalent thereof) by at least two of the Rating Agencies rating the Securities (one of which must be S&P if S&P is rating the Securities, and one of which must be Moody's if Moody's is rating the Securities), or if only one Rating Agency is rating the Securities, then only by such Rating Agency, and the remaining 40% (or lesser remaining amount) of which are required to have a claims paying ability rating of "BBB" or better (and the equivalent thereof) by at least two of the Rating Agencies rating the Securities (one of which must be S&P if S&P is rating the Securities, and one of which must be Moody's if Moody's is rating the Securities), or if only one Rating Agency is rating the Securities, then only by such Rating Agency.

Apple Hotel          The related Mortgagor will not be required to obtain a
Portfolio (3409444)  terrorism insurance policy provided: (I) such Mortgagor confirms to the mortgagee in writing that it is required to protect and hold the mortgagee harmless from any losses associated with such risks by, among other things, either
                     (A) depositing with the mortgagee sums sufficient to pay for all uninsured costs related to a restoration of the applicable individual Mortgaged Property following any act of terrorism or (B) provided that such act of terrorism occurs after the "Permitted Prepayment Date" (as defined in the related Mortgage Loan documents), prepaying the related Mortgage Loan in accordance with the terms of the related Loan Documents; (II) the Terrorism Insurance
                     Guarantor executes a guaranty guaranteeing in the event of any act of terrorism, payment to the mortgagee of any sums that the related Mortgagor is obligated to pay to the related mortgagee under clause (I) above and (III) the Terrorism Insurance Guarantor maintains a net worth of at least $500,000,000, maintains a direct or indirect ownership interest in the related Mortgagor, and, subject to certain limitations, the aggregate loan to value ratio for the Mortgaged Properties on which the Terrorism
                     Insurance Guarantor has a direct or indirect ownership interest shall not exceed 55%.

                     Insurance companies providing the insurance required by the related Mortgage Loan agreement must have a claims paying ability rating of "A-" or better or its equivalent by at least two (2) of the Rating Agencies, one of which will be S&P, or by a syndicate of insurers through which at least 60% of the coverage is with carriers having such claims paying ability ratings (provided that all such carriers will have claims paying ability ratings of not less than "BBB" by S&P and the equivalent rating by other Rating Agencies).

Commonwealth         With respect to the insurance required to be maintained
Storage Facility     pursuant to the related Mortgage Loan agreement, the
(3409202)            related Mortgagor is required to maintain Terrorism
                     Insurance with coverage amounts of not less than an amount equal to the full insurable value of the "Improvements"
                     (as defined in the Mortgage Loan agreement) and the "Personal Property" (as defined in the Mortgage Loan agreement) (the "Terrorism Insurance Required Amount").
                     Notwithstanding the foregoing, the related Mortgagor will not be obligated to expend more than $50,000 (as the same may be increased by an assumed inflation rate of 5% per annum) in any fiscal year on insurance premiums for Terrorism Insurance (the "Terrorism Insurance Cap") and if the cost of the Terrorism Insurance Required Amount exceeds the Terrorism Insurance Cap, the related Mortgagor will purchase the maximum amount of Terrorism Insurance available with funds equal to the Terrorism Insurance Cap.
                     Insurance companies providing the insurance required by the related Mortgage Loan agreement must have a claims paying ability rating of "A-" or better by at least two
                     Rating Agencies, one of which must be S&P or such other
                     Rating Agencies approved by the mortgagee, provided that the insurance policies may be issued by a syndicate of insurers through which (1) at least 75% of the coverage
                     (if there are four or fewer members of the syndicate), will be with one or more carriers having a claims paying ability rating of "A-" or better by at least two Rating
                     Agencies, one of which must be S&P or such other Rating
                     Agencies approved by the related mortgagee, (2) subject to the requirements in the related Mortgage Loan agreement, no more than 15% of the coverage (if there are four or fewer members of the syndicate) or no more than 30% of the coverage (if there are five or more members of the syndicate), will be with one or more carriers having a claims paying ability rating of "BBB+" or better by at least two Rating Agencies, one of which must be S&P or such other Rating Agencies approved by the related mortgagee and (3) the balance of the coverage not to exceed 10% of claims coverage is with one or more carriers having a general policy rating of "BBB" or better and a financial class of "XIII" or better by A.M. Best Company, Inc.

The Village at       The insurance policies required to be maintained pursuant
Cascade Station      to clauses 8.1(a)(i) through (viii) of the related
(3403313)            Mortgage Loan agreement will not contain exclusions for
                     acts of terrorism or similar acts of sabotage (with respect to either "Certified Coverage" or "Non-Certified
                     Coverage" (each as defined in the Mortgage Loan agreement)), but may exclude acts of war and nuclear, chemical and biological acts ("Acts of Terror"), or alternatively, the related Mortgagor will have obtained and will maintain throughout the term of Mortgage Loan affirmative coverage thereunder insuring against Acts of Terror satisfactory to the mortgagee in all respects and in the amounts and subject to the deductibles described in Sections 8.1 (a)(i) and 8.1 (a)(iii) of the Mortgage Loan agreement (the "Terrorism Coverage"). Notwithstanding anything to the contrary contained in the Mortgage Loan agreement, (i) if, after the closing date of the related
                     Mortgage Loan and at the expiration of any applicable insurance policy, it is no longer customary for qualified insurers insuring properties similar to the Mortgaged
                     Property to (1) exclude acts of war and/or nuclear, chemical and/or biological acts, the related Mortgagor will obtain and maintain Terrorism Coverage without each of such referenced exclusions which are no longer customarily excluded by such qualified insurers and (2) exclude Acts of Terror from such Policies, then the related Mortgagor will obtain and maintain said insurance policy without said exclusion and (ii) in the event that Terrorism Risk Insurance Act of 2002 is no longer in effect, the Terrorism Coverage for acts similar to acts included within the Certified Coverage under Terrorism
                     Risk Insurance Act of 2002 will be maintained in the amount of full replacement cost and business income as provided in Section 8.1 of the related Mortgage Loan agreement.

                     The insurance policies are required to be issued by financially sound and responsible insurance companies authorized to do business in the State and having a claims paying ability rating of "A" or better by S&P or its equivalent by the other Rating Agencies; provided, however, that if the related Mortgagor elects to have its insurance coverage provided by a syndicate of insurers, then (i) if such syndicate consists of five or more members, (A) at least 60% of the insurance coverage (and 100% of the primary layer of such coverage) will be provided by insurance companies having a claims paying ability rating of "A" or better by S&P or its equivalent by the other Rating Agencies, and (B) the remaining insurance coverage will be provided by insurance companies having a claims paying ability rating of "BBB" by S&P or its equivalent by the other Rating Agencies, or (ii) if such syndicate consists of four or fewer members, (A) at least 75% of the insurance coverage (and 100% of the primary layer of such coverage) will be provided by insurance companies having a claims paying ability rating of "A" or better by S&P or its equivalent by the other Rating Agencies, and (B) the remaining insurance coverage will be provided by insurance companies having a claims paying ability rating of "BBB" by S&P or its equivalent by the other Rating Agencies.

Applewood Office     The related Mortgage Loan agreement does not expressly
Park (3290459)       require that the related Mortgagor maintain terrorism
                     insurance.

                                REPRESENTATION 17

                             Additional Collateral.

Apple Hotel Portfolio (3409444)   The related Mortgaged Property secures four
                                  separate pari passu promissory notes in the following amounts:

                                  Note A-1: $  86,212,500

                                  Note A-2: $  86,212,500

                                  Note A-3: $  63,106,250

                                  Note A-4: $109,318,750 (included in the Trust
                                  Fund)

IBP (3291622)                     The related Mortgaged Property secures two
                                  separate pari passu promissory notes in the following amounts:

                                  Note A-1: $  75,000,000 (included in the Trust
                                  Fund)

                                  Note A-2: $  27,589,000

Arundel Mills (3407568)           The related Mortgaged Property secures four
                                  separate pari passu promissory notes in the following amounts:

                                  Note A-1: $128,333,334

                                  Note A-2: $128,333,333

                                  Note A-3: $  64,166,667

                                  Note A-4: $  64,166,666 (included in the Trust
                                  Fund)

University Green Apartments       The Note B is not an asset of the Trust Fund.
(3293370)

                                REPRESENTATION 19

                            Environmental Conditions.

Best Western Atlantic Beach         The Phase I recommended a Phase II be
(3293883)                           conducted due to the presence of
                                    underground storage tanks. The related
                                    Mortgage Loan lender agreed to waive the Phase II, but required Mortgagor to escrow
                                    $10,000 in the event the mortgagee requires a Phase II in the future.

Fairhaven Mobile Home Park          The Phase I disclosed possible asbestos at
(3291176)                           the clubhouse and recommended a full
                                    asbestos survey prior to any renovation of the clubhouse.

Korman Somerset Apartments          The related Environmental Report is dated
(3291754)                           earlier than twelve months prior to the
                                    Closing Date.
Galleria at Sugarloaf (3291242)

374 and 404 Pine Street (3405381)

University Green Apartments
(3293370)

Northpointe Retail (3292299)

Mercy Behavioral Health (3292059)

Brookhill Towne Center (21545)

Ann Arbor and Canton La-Z-Boy
(3404175)

Cadillac & Hiram Sibley Building
(3290749)

VE - Meadowpark Apartments
(3293453)

425 Broome Street (3290194)

VE - Pecan Acres (3293461)

Winn-Dixie at Baker Square -
MacClenny, FL (3406448)

Lakeridge Commons (3291796)

Lake Land College Apartments
(3291762)

470 Long Pond Road (3406296)

Woodcrest Apartments (3293750)

Jacinto Towers (23021)

Republic Medical Office Building
IV (3292679)

Lake Manawa Retail (3291770)

Main Street Loft Retail (3291994)

Foster City Medical Office
(3291234)

Canton Center (21294)

Houston Commons Retail Center
(3291572)

Old Fulton Theater Building (23570)

Military Plaza (3292083)

Summerhill Apartment Complex
(3293081)

Quaid Center (3292612)

                                REPRESENTATION 22

   Whole Loan; Interest Only; No Equity Participation or Contingent Interest.

Apple Hotel Portfolio (3409444)          The related Mortgage Loan is
                                         interest-only.
The Village at Cascade Station (3403313)

550 West Jackson (3290251)

Korman Somerset Apartments (3291754)

Baffin Bay Self Storage (3290608)

Best Western Atlantic Beach (3293883)

Fairhaven Mobile Home Park (3291176)

357 South Gulph and 444 Oxford Valley    The related Mortgage Loan is
(3290210)                                interest-only for 5 years.

Carlsbad Office Building (3405213)

Reef HQ (3408086)

374 and 404 Pine Street (3405381)

Esplanade Mini Storage (3409479)

IBP (3291622)

Galleria at Sugarloaf (3291242)

Onyx Building (3292422)

University Green Apartments (3293370)

Carolina Center Business Park (3290780)

Winn-Dixie at Baker Square - MacClenny,  The related Mortgage Loan is
FL (3406448)                             interest-only for 4 years.

Arundel Mills (3407568)                  The related Mortgage Loan is
                                         interest-only for 3 years.
Residence Inn - Irvine (3406477)

Cross Creek Ranch (59492)

Ann Arbor and Canton La-Z-Boy (3404175)

Southern Cross Shopping Center (3292992)

Ganesh Business Park (3291259)

Mount Pleasant Marketplace (3292158)

Kennebunk Medical (3291705)

Wal-Mart Shop Building (3293636)

Vineyard Gate Apartments (3407535)       The related Mortgage Loan is
                                         interest-only for 2 years.
Prairie Grove Apartments (3293842)

Hallandale Self Storage (3409378)

470 Long Pond Road (3406296)

CVS - Indianapolis Portfolio (3409709)

Villages of Stoney Run (3293867)

Indian Creek Apartments (3291648)

Cadillac & Hiram Sibley Building
(3290749)

Applewood Office Park (3290459)

Chase Bank (3290863)

Military Plaza (3292083)

Pecos I-215 II - Sansone Pecos (3402521) The related Mortgage Loan is interest-only for 1 year.
Pineridge Apartments (3292547)

Radisson Hotel - Branson (3408134)

Brookhill Towne Center (21545)

College Park (3409276)

                                REPRESENTATION 23

                       Transfers and Subordinate Debt.

Korman Somerset Apartments  Provided that no default or event of default under
(3291754)                   the related Loan Documents occurred and is
                            continuing, neither mortgagee's consent nor confirmation from the Rating Agencies will be required for the transfer of the Mortgaged Property and/or direct or indirect interests in the related
                            Mortgagor to, and assumption of the related
                            Mortgage Loan by, a Qualified Transferee (as defined in the related Mortgage Loan agreement), provided that (a) the required assumption fees are paid, (b) mortgagee receives an updated insolvency opinion reasonably satisfactory to mortgagee with respect to such transferee and (c) the Mortgaged
                            Property is managed by a qualified manager after said transfer.

                                REPRESENTATION 24

                   Mortgage Status; Waivers and Modifications.

Korman Somerset Apartments       The related Mortgage Loan agreement was
(3291754)                        amended to extend the defeasance lockout
                                 period.
Mount Pleasant Marketplace
(3292158)

VE - Meadowpark Apartments
(3293453)

VE - Pecan Acres (3293461)

Lake Land College Apartments
(3291762)

Reef HQ (3408086)                The related Mortgage Loan agreement was
                                 amended to modify the cap on the number of tenant in common borrowers down to four (from eight).

Arundel Mills  (3407568)         The original Note A-3 ($128,333,333) was
                                 severed into a new replacement Note A-3
                                 ($64,166,667) and a new replacement Note A-4
                                 ($64,166,666 (included in the Trust Fund)).

Apple Hotel Portfolio (3409444)  The original Note A-3 ($86,212,500) and the original Note A-4 ($86,212,500) were was consolidated and simultaneously split and severed into a new Note A-3 ($63,106,250) and a new Note A-4 ($109,318,750 (included in the Trust Fund)).

550 West Jackson (3290251)       The related Mortgage Loan agreement was
                                 amended to change the insurance requirement under Section 5.1.1(a)(i)(A)(I) to require insurance for the "Full Replacement Cost" of the related Mortgaged Property.

Korman Somerset Apartments       The related Limited Liability Company
(3291754)                        Agreement was amended to cause the "Member"
                                 (as such term is defined in the Amended and Restated Limited Liability Company Agreement) to be a special purpose entity with at least two independent directors.

                                REPRESENTATION 26

                         Releases of Mortgaged Property.

IBP (3291622)           Partial defeasance is permitted upon satisfaction of
                        certain conditions set forth in the related Mortgage
357 South Gulph and     Loan agreement.
444 Oxford Valley
(3290210)

Cadillac & Hiram
Sibley Building
(3290749)

Arundel Mills (3407568) The related Mortgagor may: (i) make transfers of immaterial or non-income producing portions of the related Mortgaged Property to any federal, state or local government or any political subdivision thereof in connection with takings or condemnations of any portion of the related Mortgaged Property for dedication or public use, (ii) make transfers of non-income producing portions of the related Mortgaged Property, including portions of the related Mortgaged Property's "ring road" to third parties, including, owners of out parcels and department store pads, pads for office buildings, hotels or other properties for the purpose of erecting and operating additional structures or parking facilities whose use is integrated and consistent with the use of the related Mortgaged Property and (iii) dedicate portions of the related Mortgaged Property or grant easements, restrictions, covenants, reservations and rights of way in the ordinary course of business for traffic circulation, ingress, egress, parking, access, utilities lines or for other similar purposes; provided, however, it will be a condition to any of the transfers in (ii) and (iii) above that no transfer, conveyance or other encumbrance results in a material adverse effect as stated in an officer's certificate.

                        In connection with the sale of air rights above the Improvements located on the related Mortgaged Property to a third party for development of a condominium or vertical space subdivision of improvements to be constructed by such third party or sold in the air space, the mortgagee will also partially release from the lien of its security such air space for no consideration to be paid by the related Mortgagor or Guarantor to the mortgagee. The mortgagee is permitted to require a REMIC opinion.

Apple Hotel Portfolio   Pursuant to Section 2.3.1(b) of the related Mortgage
(3409444)               Loan agreement, the related Mortgagor is permitted to
                        release individual Mortgaged Properties upon the satisfaction of certain conditions including, among other things, (1) payment of a Release Price equal to 120% of the "Allocated Principal Amount" (as defined in the related Loan Documents), plus all accrued interest and all amounts due in connection with the release including any "Prepayment Consideration" (as defined in the related Loan Documents), (2) after giving effect to the release the loan-to-value ratio for the remaining
                        Mortgaged Properties is not greater than the lesser of
                        (x) 55% or (y) the loan-to-value ratio for the related
                        Mortgaged Properties immediately preceding the release,
                        (3) after giving effect to the release the aggregate debt service coverage ratio with respect to remaining
                        Mortgaged Properties is not less than the greater of (a)
                        1.65x or (b) the debt service coverage ratio for the Mortgaged Properties for the 12 calendar months preceding the release and (4) after giving effect to the release, no more than 40% of the "Aggregate Net Cash
                        Flow" (as defined in the related Loan Documents) shall result from Mortgaged Properties in one State or one market.

                        Pursuant to Section 2.7 of the related Mortgage Loan agreement, the related Mortgagor is permitted to release an individual Mortgaged Property (a "Substituted Property") by substituting therefor another limited or full service hotel property (the "Replacement Property"), provided that (1) the Allocated Principal Amount of the proposed Substituted Property, when aggregated with the Allocated Principal Amounts for all previously Substituted Properties, may not exceed $86,212,500.00, (2) the Replacement Property is not located in Texas (unless an individual Mortgaged Property located in Texas has been previously released) and (3) upon the satisfaction of certain conditions including, among other things, (a) the appraised value of the Replacement Property is not less than the appraised value of the Substituted Property at the origination of the Mortgage Loan or on the date of the substitution; (b) after giving effect to the substitution, the aggregate debt service coverage ratio for the Mortgaged Properties (including the Replacement Property but excluding the Substituted Property) is not less than the greater of (i) the aggregate debt service coverage ratio on the origination date of the Mortgage Loan or (ii) the aggregate debt service coverage ratio (including the Substituted Property but excluding the Replacement Property) as of the date immediately preceding the substitution; (c) the "Net Operating Income" (as defined in the related Loan Documents) for the Replacement Property does not show a downward trend over three consecutive years prior to the date of substitution; (d) the debt service coverage ratio for the 12 months immediately preceding the substitution for the Replacement Property is not less than the debt service coverage ratio for the 12 months immediately preceding the substitution for the related Substituted Property; (e) the mortgagee shall have received confirmation in writing from the Rating Agencies that such substitution will not result in a withdrawal, qualification or downgrade of the respective ratings in effect immediately prior to such substitution for any class of securities issued in connection with any Securitization then outstanding; (f) the mortgagee shall have received an opinion of counsel acceptable to the Rating Agencies that the substitution does not constitute a "significant modification" of the Mortgage Loan under Section 1001 of the Code or otherwise cause a tax to be imposed on a "prohibited transaction" by any REMIC holding an interest in the Mortgage Loan; and (g) the related Mortgagor shall have paid to the mortgagee a substitution fee equal to 1% of the Substituted Property's Allocated Principal Amount, and shall have paid or reimbursed the mortgagee for all costs and expenses incurred by it (including, without limitation, reasonable attorneys fees and disbursements) in connection with the substitution and shall have paid all recording charges, filing fees, taxes or other expenses (including, without limitation, mortgage and intangibles taxes and documentary stamp taxes) payable in connection with the substitution, along with all costs and expenses of the Rating Agencies incurred in connection with the substitution.

                        The related Mortgagor may, without the consent of the mortgagee, grant easements, restrictions, covenants, reservations and rights of way in the ordinary course of business for access, parking, water and sewer lines, telephone and telegraph lines, electric lines and other utilities or for other similar purposes, provided that the foregoing shall not materially impair the utility and operation of any individual Mortgaged Property or materially adversely affect the value of an individual Mortgaged Property or the Net Operating Income of an individual Mortgaged Property.

IBP (3291622)           The related Mortgage Loan agreement provides for a
                        one-time partial transfer and assumption after the 3rd payment date following a securitization and subject to the satisfaction certain requirements, including but not limited to: the outstanding balance of the related
                        Mortgaged Loan allocated to each of the transferred parcel and remaining parcels will not exceed 70% of the fair market value of each such parcel and the debt service coverage ratio of the remaining parcels will be equal to or greater than the greater of (i) the debt service coverage ratio as of the date of the related
                        Mortgage Loan agreement, (ii) the debt service coverage ratio immediately preceding the assumption and (iii) confirmation from the rating agencies that such release will not result in a downgrade, withdrawal or qualification of the ratings issued, or to be issued, in connection with a securitization involving such Mortgage
                        Loan.

                                REPRESENTATION 27

                                   Defeasance.

With respect to certain of the related Mortgage Loans, the substitute collateral constituting "government securities" is required to be in an amount sufficient to make all scheduled payments through the end of the prepayment lockout period rather than through the maturity date of the related Mortgage Loan.

Arundel Mills (3407568)     In connection with a defeasance, the related
                            Mortgagor is not responsible for the payment of servicing fees in excess of $10,000.

357 South Gulph and 444     The related Mortgagor is required to pay all costs
Oxford Valley (3290210)     and expenses incurred by the mortgagee or its
                            agents in connection with a defeasance (including, without limitation, a fee not to exceed $10,000 for the review of the proposed defeasance collateral and the preparation or review of the defeasance security agreement and the related documentation and opinions, and the cost of obtaining the written confirmation of the Rating Agencies).

Canton Center (3404710)     The defeasance provisions of the related Loan
                            Documents define "government securities" as within the meaning of Section 2(a)(16) of the Investment
                            Company Act of 1940, not as within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i). The related
                            Loan Documents do not require that an independent certified public accountant certify that such government securities are sufficient to make all scheduled payments when due. Additionally, there is no requirement that the successor borrower be a special purpose entity.

                                REPRESENTATION 28

           Local Law Compliance; Non-Conforming Uses or Improvements.

Residence Inn-Irvine         The Mortgaged Property is legal conforming with
(3406477)                    respect to zoning laws subject to the granting of
                             Administrative Relief Approval from the City of
                             Irvine allowing 240 existing parking spaces instead of the 252 originally required. The related Mortgagor and the related borrower principal have recourse liability for (a) the failure of the Mortgaged Property to be in full compliance with all applicable zoning codes, ordinances or laws and/or private restrictions relating to parking at the Mortgaged Property and
                             (b) the related Mortgagor's failure to adequately provide evidence of such compliance prior to the closing date of the related Mortgage Loan;
                             provided, however, the liability under Section
                             15.1(b)(x) of the related Mortgage Loan agreement only will terminate upon the mortgagee's receipt of evidence, acceptable to the mortgagee in all respects, that the Mortgaged Property is in full compliance with all applicable zoning codes, ordinances or laws and/or private restrictions relating to parking.

Mercy Behavioral Health      The related Mortgagor is required to install one
(3292059)                    Americans with Disabilities Act compliant van
                             accessible parking space as a post-closing obligation.

                                REPRESENTATION 30

                             Single-Purpose Entity.

The mortgagee typically does not require that the related Mortgagor have an outside independent director or member in connection with the related Mortgage Loans with an original principal balance of less than $30,000,000. The Loan Documents typically do not specifically require that the related Mortgagor transact business with affiliates only pursuant to written agreements.

Commonwealth Storage         The Mortgage Loan had an original principal
Facility (3409202)           balance of $20,000,000 or more, however the
                             Mortgage File does not contain a counsel's opinion regarding non-consolidation of the Mortgagor.

Korman Somerset Apartments   An interest in New Jersey Management Systems, LLC
(3291754)                    was formerly held by the related Mortgagor but
                             transferred on or before the closing date of the related Mortgage Loan.

                             The related Mortgagor's operating agreement does not contain a provision that the related Mortgagor will not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of the sole member, such protection is provided in the related Mortgagor's sole member's operating agreement.

Canton Center (3404710)      The recorded Deed to Secure Debt does not contain
                             the exhibit with the special purpose entity covenants; however the related Mortgagor's organizational documents do contain special purpose entity restrictions.

                                REPRESENTATION 31

                                  No Advances.

Arundel Mills (3407568)      The related Mortgaged Property is owned by the
                             owner(s) of the related Mortgagor and such related
                             Mortgagor executed the related Mortgage Note and related Mortgage Loan agreement (if any). The related Mortgage Loan is secured by an Indemnity
                             Guaranty and an Indemnity Deed of Trust and Security Agreement and an Indemnity Assignment of
                             Leases and Rents, which documents have been executed by the owner(s) of the related Mortgagor.
                             This structure is known as an Indemnity Deed of Trust, which is specific to the State of Maryland.

                                REPRESENTATION 32

                        Litigation or Other Proceedings.

Main Street Loft Retail (3291994)     The related borrower principal, David J.
                                      Slyman Jr., is a defendant in a matter
                                      that involves property owned by the
                                      related borrower principal other than the related Mortgaged Property.

                                REPRESENTATION 35

                   Other Collateral; Cross-Collateralization.

Apple Hotel Portfolio (3409444)   The related Mortgaged Property secures four
                                  separate pari passu promissory notes in the following amounts:

                                  Note A-1: $  86,212,500

                                  Note A-2: $  86,212,500

                                  Note A-3: $  63,106,250

                                  Note A-4: $109,318,750 (included in the Trust
                                  Fund)

IBP (3291622)                     The related Mortgaged Property secures two
                                  separate pari passu promissory notes in the following amounts:

                                  Note A-1: $  75,000,000 (included in the Trust
                                  Fund)

                                  Note A-2: $  27,589,000

Arundel Mills (3407568)           The related Mortgaged Property secures four
                                  separate pari passu promissory notes in the following amounts:

                                  Note A-1: $128,333,334

                                  Note A-2: $128,333,333

                                  Note A-3: $  64,166,667

                                  Note A-4: $  64,166,666 (included in the Trust
                                  Fund)

University Green Apartments       The Note B is not an asset of the Trust Fund.
(3293370)

                                REPRESENTATION 37

                                Escrow Deposits.

550 West Jackson (3290251)          The property condition report indicates that
                                    immediate repairs to the sidewalk were
                                    needed at an estimated cost of $2,500.
                                    Pursuant to the related Mortgage Loan
                                    agreement, on the closing date of the
                                    related Mortgage Loan, the related Mortgagor will deposit with an agent the amount set forth on Schedule II to such Mortgage Loan agreement to perform the such required repairs.

                                REPRESENTATION 41

                            Non-Recourse Exceptions.

Arundel Mills (3407568)              The related Mortgaged Property is owned by
                                     the owner(s) of the related Mortgagor and such related Mortgagor executed the related Mortgage Note and related Mortgage
                                     Loan agreement (if any). The related
                                     Mortgage Loan is secured by an Indemnity
                                     Guaranty and an Indemnity Deed of Trust
                                     and Security Agreement and an Indemnity
                                     Assignment of Leases and Rents, which
                                     documents have been executed by the
                                     owner(s) of the related Mortgagor. This
                                     structure is known as an Indemnity Deed of Trust, which is specific to the State of Maryland. Only the related Mortgagor, not the Mortgagor, is responsible for the recourse carveout provisions of the related Loan Documents.

Holiday Inn Port of Miami Downtown   The related borrower principal is an
(3407538)                            entity.

Radisson Hotel - Branson (3408134)

Hallandale Self Storage (3409378)

Baffin Bay Self Storage (3290608)

Cross Creek Ranch (59492)

The Village at Cascade Station       There is no borrower principal in
(3403313)                            connection with the related Mortgage Loan.

Arundel Mills (3407568)

IBP (3291622)                        The related borrower principal for all
                                     carve outs other than environmental carve
Onyx Building (3292422)              outs is an entity.

Reef HQ (3408086)

Korman Somerset Apartments (3291754) There is no guarantor and the related Loan
                                     Documents contain no recourse carveout
                                     provisions. The related Mortgage Loan
                                     agreement states that "No member, partner or other direct or indirect owner of Borrower will have any personal liability under [the Mortgage Loan] Agreement, the Note or the other Loan Documents".

Metropolitan National Plaza          The maximum liability of each Guarantor
(3292067)                            (as defined in the related Guaranty) for
                                     the Guaranteed Obligations (as defined in the related Guaranty) will not exceed 50% of the outstanding Guaranteed Obligations which are at any time due and owing under the Mortgage Note or any of the other Loan
                                     Documents, together with interest, and
                                     provided, that, solely for the purpose of determining each Guarantor's liability hereunder, the Guaranteed Obligations will not be deemed reduced by application of any of the following: (a) payments or prepayments made during the continuation of an event of default or an event or condition which, with the passage of time or giving of notice, or both, would constitute an event of default; (b) proceeds from any foreclosure sale or liquidation of the Mortgaged Property or the collateral; or (c) condemnation awards or insurance proceeds.

Jacinto Towers (23021)               Only the related Borrower is responsible
                                     for environmental indemnification
                                     obligations. The related borrower
                                     principal for other recourse carveouts is an entity.

                                REPRESENTATION 42

                              Separate Tax Parcels.

357 South Gulph and 444 Oxford       The related Mortgagor's interest in a
Valley (3290210)                     portion of the Mortgaged Property is
                                     subject to a Condominium Declaration. The common elements may be taxed as a separate tax lot. The related Mortgagor's requirement to make deposits into a tax reserve is waived to the extent that it is making payments to the condominium association pursuant to the condominium documents for the payment of taxes. There is no recourse obligation for failure to make payments under the condominium documents.

                                REPRESENTATION 43

                              Financial Statements.

Some of the related Loan Documents provide that annual financial statements will be audited by an independent certified public accountant upon the request of the holder of the related Mortgage Loan only following the occurrence of an event of default under such The related Loan Documents or only if financial statements are not delivered in a timely fashion.

The Village at Cascade Station       The related Mortgage Loan has an original
(3403313)                            principal balance greater than
                                     $20,000,000; however, financial statements are not required to be audited by an independent certified public accountant.

IBP (3291622)                        The financial statements are only required
                                     to be audited if the mortgagee notifies
                                     the related Mortgagor that the related
                                     Mortgage Loan is equal to or greater than 10% of the aggregate principal amount of all loans in a securitization.

Arundel Mills (3407568)              The related Mortgage Loan agreement
                                     requires the related Mortgagor to either provide financial statements or cause the owner of the related Mortgage Property to provide such financial statements.

Brookhill Towne Center (21545)       The related Mortgaged Property is owned by
                                     tenants in common. Each of the tenants in common set forth in Exhibit C to the related Note is exempt from periodic financial reporting requirements set forth in the Loan Documents; provided, however, each such tenant in common is required to furnish or cause to be furnished to related mortgagee copies of all financial information applicable to such tenant in common that the mortgagee may request from time to time, as soon as available but in any event within the time period set forth in the Loan Documents.

                                REPRESENTATION 44

                            Fee/Leasehold Properties.

Arundel Mills (3407568)       Pursuant to an exception to the related title
                              policy, the Mortgaged Property is subject to a Ground Lease to Anne Arundel Community College
                              Foundation, Inc. and a Sublease to the Board of Trustees of Anne Arundel Community College. The owner of the fee simple estate has agreed to subordinate its interest to the lien of the deed of trust in favor of The Bank of New York, as evidenced by the Subordination, Non-Disturbance,
                              Attornment and Estoppel agreement dated April 15,
                              2002. The foregoing encumbers only Lot 2 of the Mortgaged Property.

Residence Inn-Irvine          The Mortgaged Property is to be used for the
(3406477)                     operation of a hotel, parking areas and related
                              facilities. In the event the related tenant wishes to enter into an agreement for a hotel or hotel operation other than a Hilton Garden Inn or Marriott Residence Inn, the consent of the related landlord must be obtained, which consent or rejection will not be unreasonably delayed. In the event the related tenant requests a different use, such use is subject to the consent of the related landlord, which may be withheld for any reason.

The Village at Cascade        No consent of the related ground lessor is
Station (3403313)             required for the transfer to the mortgagee or its
                              successors and assigns of the related Mortgagor interest in the Ground Lease resulting from a foreclosure or a deed-in-lieu thereof, however a transfer to any third party at foreclosure or thereafter requires the consent of such ground lessor.

                              Tenant may grant security interests in the related Ground Lease, which may be accomplished by means of a security agreement evidenced by a recorded deed of trust and any such security interest will be subject to the rights and interests of the related landlord and such landlord will not subordinate its interest in the Mortgaged Property to any security interest authorized by the related Ground Lease.

                                REPRESENTATION 45

                              Fee Simple Interest.

Arundel Mills (3407568)        The related Mortgaged Property is owned by the
                               owner(s) of the related Mortgagor and such related Mortgagor executed the related Mortgage
                               Note and related Mortgage Loan agreement (if any). The related Mortgage Loan is secured by an Indemnity Guaranty and an Indemnity Deed of
                               Trust and Security Agreement and an Indemnity
                               Assignment of Leases and Rents, which documents have been executed by the owner(s) of the related Mortgagor. This structure is known as an Indemnity Deed of Trust, which is specific to the State of Maryland.

357 South Gulph and 444        The related Mortgagor's interest in a portion of
Oxford Valley (3290210)        the Mortgaged Property is subject to a
                               Condominium Declaration. The related Mortgagor's rights in the common elements are limited to those rights established in the Condominium
                               Declaration.

Main Street Loft Retail        The related Mortgagor's interest in the Mortgage
(3291994)                      Property is subject to a Condominium
                               Declaration. The related Mortgagor's rights in the common elements are limited to those rights established in the Condominium Declaration.

                 Exceptions to Representations and Warranties
                      of the Countrywide Mortgage Loans

            Note: Any information provided in any of these exceptions to representations shall be applicable to any other representations as if taken as an exception to any other applicable representation.

   Loan
   ID #     Mortgage Loan      Exception

Exception to Representation 9: Mortgage Lien.

   16720    Cameron Brook      The Mortgaged Property is subject to a Land
            Apartments         Use Restriction Agreement ("LURA"). The LURA
                               requires 20% of the units at the Mortgaged
                               Property to be leased to tenants who earn 80% or less of the area median gross income.

Exceptions to Representation 14: Insurance.

            All Countrywide    The Mortgage Loan documents provide that the
            Mortgage Loans     related borrowers' insurance policies shall
                               contain a provision that such policies shall not be canceled or amended in any adverse manner, including any amendment reducing the scope or limits of coverage, without at least thirty (30) days prior notice to the lender in each instance.

   16720    Cameron Brook      The borrower's terrorism insurance premium is
            Apartments         capped at an amount equal to 150% of the
                               aggregate insurance premium payable with respect to its "all risk" property policy.

                               The Mortgage Loan documents require that the borrower maintain insurance coverage with companies that have a claim paying ability of not less than "BBB" or its equivalent by S&P or "A:VIII" or its equivalent by A.M. Best. One of the borrower's current insurers is not rated by S&P and is rated A:IX by A.M. Best.

   7759     Woodland Village   The Mortgage Loan documents provide that the
            - Bastrop          borrower shall maintain umbrella coverage in
                               the amount of $3,000,000. The lender accepted the borrower's insurance policy, which has umbrella coverage in the amount of $1,000,000.

   10605    Storage Zone       The Mortgage Loan documents also provide that
                               the aggregate deductible per loss for all insurance policies is not to exceed $10,000.
                               The lender accepted the borrower's insurance policy, which includes a deductible of 10% for damage due to wind or hail.

Exceptions to Representation 19: Environmental Conditions.


   7759     Woodland Village   The Environmental Report for each Mortgaged
            - Bastrop          Property is dated earlier than twelve months
                               prior to the Closing Date.
   12153    Discount SS
            Hesperia
            Storage Zone

Exceptions to Representation 22: Whole Loan; Interest Only; No
                                 Equity Participation or Contingent

   16720    Cameron Brook      The Mortgage Loan documents provide for
            Apartments         interest-only payments for a portion of the
                               Mortgage Loan term.
   15017    Sherman Place

   16258    Shops at Tara

   16259    Peachtree Corners
            Village

   16374    Riverside Plaza
            Georgia

   7759     Woodland Village-
            Bastrop

   12153    Discount SS
            Hesperia

   10605    Storage Zone

Exceptions to Representation 23: Transfer and Subordinate Debt.

            All Countrywide    The Countrywide Mortgage Loan documents
            Mortgage Loans     permit, without consent of the lender, the
                               transfer (i) of more than 49% of the total direct or indirect equity interest in the borrower or any indirect or direct equity interest that results in a change of control of the borrower, or (ii) of all or substantially all of the Mortgaged Property, in each case, to another party (the
                               "Transferee Borrower"), provided that prior to such sale or transfer certain of the following conditions are met: (a) the payment of a transfer fee (in most cases) by the borrower,
                               (b) reasonable approval by the lender of the identity, experience, financial condition, creditworthiness, single purpose nature and bankruptcy remoteness of the Transferee
                               Borrower and the replacement guarantors and indemnitors, (c) the delivery of acceptable documentation as may be reasonably required by the lender from the borrower, the Transferee
                               Borrower, guarantor and the replacement
                               guarantors and indemnitors (including, without limitation, assumption documents), (d) delivery of the opinion letters relating to such transfer (including, without limitation, tax, bankruptcy and REMIC opinions) in form and substance reasonably satisfactory to the lender in the lender's reasonable discretion,
                               (e) delivery of title endorsement acceptable to the lender and (f) payment from the borrower of all reasonable expenses incurred by the lender in connection with such transfer, including, without limitation, the lender's reasonable attorneys fees and expenses, all recording fees, and all fees payable to the Title Company for the delivery to lender of title endorsements. With respect to certain of the Countrywide Mortgage Loans, the Mortgage Loan documents permit, without consent, transfers (w) that result in no change in the managerial control of the borrower, (x) among existing principals, even if there is a change in control, (y) that accommodate a 1031 exchange or reverse 1031 or
                               (z) with respect to Mortgage Loans to
                               tenant-in-common borrowers, transfers among and to additional tenant-in-common borrowers.
                               In addition the Countrywide Mortgage Loan documents generally provide that in determining whether the transfer of equity interests in the borrower is a permitted transfer not requiring the lender's prior consent, such determination is made by looking to transfers of "direct or indirect", "legal or beneficial equity interests" (rather than solely a direct equity transfer in the borrower resulting in a change of control under this Representation) and limits such transfers to an aggregate 49% interest that does not result in a change of control of the borrower. Also, the Countrywide Mortgage Loan documents permit transfers of non-material leases or material leases that are approved by lender.

   15017    Sherman Place      The borrower is not a single purpose entity
                               and such borrower and/or its direct or
                               indirect owners may not be prohibited from incurring other debt.

   10605    Storage Zone       The Mortgage Loan documents permit the
                               borrower to incur secured subordinate debt subject to the satisfaction of certain conditions including: (i) the aggregate loan-to-value ("LTV") ratio does not exceed
                               80%, (ii) the aggregate DSCR is at least 1.20x and (iii) delivery of a subordination and standstill agreement. Any such additional unsecured subordinate debt is not permitted to be incurred in the first 12 months of the related loan closing or in the 24 months prior to the Maturity Date of the Mortgage Loan.

                               The Mortgage Loan documents also permit the borrower to incur mezzanine debt subject to the satisfaction of certain conditions including (i) the aggregate LTV ratio does not exceed 80%, (ii) the aggregate DSCR is at least 1.20x and (iii) delivery of an acceptable intercreditor agreement. Any such future mezzanine debt is not permitted to be incurred in the first 12 months of the related loan closing or in the 24 months prior to the Maturity Date of the Mortgage Loan


Exception to Representation 30: Single-Purpose Entity.

   15017    Sherman Place      The borrower for each Mortgage Loan is not a
                               single purpose entity.

Exception to Representation 33: No Usury.

   16720    Cameron Brook      The Mortgage Loan bears interest at an
            Apartments         increasing rate, as follows:
                               4.65% from 1/17/08 through 2/7/09; 5.25% from
                               2/8/09 through 2/7/10; 6.60% from 2/8/10
                               through and including the Maturity Date.

Exceptions to Representation 41: Non-Recourse Exceptions.

   10605    Storage Zone       The recourse carveout guarantor is not a
                               natural person.

Exception to Representation 43: Financial Statements.

   16720    Cameron Brook      The Mortgage Loan documents only require
            Apartments         financial statements from those
                               tenant-in-common borrowers who have more than a 20% ownership interest in the Mortgaged
                               Property.